Exhibit 4.5

TRUST INDENTURE

Made as of September 26, 2005

Between

HONDA CANADA FINANCE INC.

as Issuer

and

CIBC MELLON TRUST COMPANY

as Trustee

MCMILLAN BINCH MENDELSOHN LLP

TABLE OF CONTENTS

RECITALS		1

SECTION 1 — INTERPRETATION		1
1.1	Definitions	1
1.2	Meaning of “outstanding” for Certain Purposes	8
1.3	Headings	8
1.4	Extended Meaning	8
1.5	Applicable Law	9
1.6	Language	9
1.7	Per Annum Calculations	9
1.8	Attornment	9
1.9	Counterparts	9
1.10	Severability	9
1.11	Time of the Essence	9
1.12	Currency	9
1.13	Business Days	10
1.14	Schedules	10
1.15	Accounting Principles	10

SECTION 2 — THE DEBENTURES		10
2.1	Issuance of Debentures	10
2.2	Debentures to Rank Pari Passu	11
2.3	Signing of Debentures	11
2.4	Certification by Issuing and Paying Agent	11
2.5	Replacement of Debentures	12
2.6	Computation of Interest	12
2.7	Payment	13
2.8	Payment Based on Register	13
2.9	Payment Agreements for Debentures	13

SECTION 3 — ISSUANCE OF DEBENTURES		14
3.1	Designation, Terms, Form and Issuance of the Series 2005-3 Debentures and Series 2005-4 Debentures	14
3.2	Issuance of Additional Debentures	15
3.3	Transfer or Exchange of Debentures	16
3.4	Purchase for Cancellation	16
3.5	Cancellation	16
3.6	Limitation on Redemption	17
3.7	Pro Rata Payment	17

SECTION 4 — REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP		17
4.1	Fully Registered Debentures	17
4.2	Exchange of Debentures	17
4.3	Charges for Transfer and Exchange	18

TRUST INDENTURE

4.4	Inspection of Registers and Lists of Holders	18
4.5	Closing of Registers	18
4.6	Ownership of Debentures	18
4.7	Debentures Issued Under Book-Entry System	19

SECTION 5 — REPRESENTATIONS AND WARRANTIES		21
5.1	Corporation Representations	21

SECTION 6 — COVENANTS OF THE CORPORATION		23
6.1	Positive Covenants	23
6.2	Negative Pledge	25
6.3	Waiver of Certain Covenants	25
6.4	Solicitation of Debentureholders	25

SECTION 7 — DEFAULT AND ENFORCEMENT		26
7.1	Events of Default	26
7.2	Notice on Default	27
7.3	Acceleration on Default	28
7.4	Waiver of Default	28
7.5	Remedies in Case of Default	29
7.6	Suits by Debentureholders	30
7.7	Application of Money Received by Trustee	30
7.8	Distribution of Proceeds	31
7.9	Trustee Appointed Attorney	32
7.10	Remedies Cumulative	32

SECTION 8 — SATISFACTION AND DISCHARGE		32
8.1	Cancellation and Destruction	32
8.2	Non-Presentment of Debentures	32
8.3	Release from Covenants and Discharge	33

SECTION 9 — SUCCESSOR CORPORATIONS		33
9.1	Certain Requirements in Respect of Merger, etc.	33
9.2	Vesting of Powers in Successor	34
9.3	Notice to the Debentureholders	34

SECTION 10 — SUPPLEMENTAL INDENTURES		34
10.1	Supplemental Indentures Without Consent of Holders	34
10.2	Supplemental Indentures With Consent of Holders	35
10.3	Execution of Supplemental Indentures	36
10.4	Effect of Supplemental Indentures	36

SECTION 11 — ADMINISTRATION OF THE TRUST		36
11.1	Sufficiency of Execution of Instruments	36
11.2	Trustee May Require Indemnity	36
11.3	Trustee May Employ Assistants	36
11.4	Trustee May Act on Opinions or Advice	37
11.5	Trustee May Rely upon Declarations	37

TRUST INDENTURE

11.6	Corporation Must Furnish Evidence of Compliance	37
11.7	Trustee May Accept Certificate of the Corporation	38
11.8	Trustee May Act on Instruments Believed Genuine	38
11.9	Counsel Fees Need Not be Assessed	38
11.10	No Person Dealing with Trustee Need Enquire	38
11.11	Investment of Trust Monies	39

SECTION 12 — CONCERNING THE TRUSTEE		39
12.1	Duty of Trustee	39
12.2	Replacement of Trustee	40
12.3	Trustee May Deal in Debentures	40
12.4	Trustee Not Required to Give Security	40
12.5	Protection of Trustee	41
12.6	Conflict of Interest	41
12.7	Acceptance of Trusts	42
12.8	Indemnity	42
12.9	Notices of Debentureholders	42
12.10	Duty of Care	42
12.11	Trustee May Accept Certificate of the Corporation	43
12.12	Trustee May Act on Instruments Believed Genuine	43
12.13	Clarification of Instructions	43
12.14	Trust Indenture Legislation	43

SECTION 13 — NOTICES		44
13.1	Notice to Corporation	44
13.2	Notice to Debentureholder	44
13.3	Notice to the Trustee	44
13.4	Postal Service Interruption	45

SECTION 14 — MEETINGS OF DEBENTUREHOLDERS		45
14.1	Right to Convene Meeting	45
14.2	Notice	45
14.3	Chair	46
14.4	Quorum	46
14.5	Power to Adjourn	46
14.6	Show of Hands	46
14.7	Poll	47
14.8	Voting	47
14.9	Regulations	47
14.10	Corporation and Trustee may be Represented	48
14.11	Powers Exercisable by Extraordinary Resolution	48
14.12	Meaning of “Extraordinary Resolution”	50
14.13	Powers Exercisable by Debentureholders’ Resolution	50
14.14	Powers Cumulative	50
14.15	Minutes	50
14.16	Instruments in Writing	50

TRUST INDENTURE

14.17	Binding Effect of Resolutions	51

SECTION 15 — EXECUTION		51
15.1	Counterparts and Formal Date	51

Schedule 3.1(1)(g) – Form of Debenture

Schedule 5.1(5) – Defaults and Regulatory Approvals

Schedule 5.1(6) – Material Litigation

TRUST INDENTURE

TRUST INDENTURE

This Trust Indenture is made as of September 26, 2005 between

HONDA CANADA FINANCE INC.

(the “Corporation”)

and

CIBC MELLON TRUST COMPANY

(the “Trustee”)

RECITALS

A. The Corporation wishes to create and issue the Debentures and, under the laws relating thereto, has the power and authority to create and issue the Debentures.

B. The Corporation has done and performed all things necessary to make the Debentures, when issued and certified by the Trustee as provided in this Indenture, legally binding obligations of the Corporation with the benefits and subject to the terms of this Indenture.

C. The foregoing recitals are made by the Corporation and not by the Trustee.

D. The Trustee has consented to act as Trustee on the terms stated herein.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 — INTERPRETATION

1.1 Definitions

In this Agreement:

(1) Affiliate has the meaning ascribed to that term in the CBCA as in effect on the date hereof.

(2) Applicable Laws means, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, authorizations, orders and policies of any Governmental Body having authority over such Person.

(3) Authorized Investment has the meaning set out in Section 11.11.

(4) Book-Entry Debentureholder has the meaning set out in Section 4.7.

(5) Book-Entry Debentures has the meaning set out in Section 4.7.

(6) Book-Entry System means the record entry securities transfer and pledge system known, as at the date hereof, by the name “Depository Service”, which is administered by the Depository in accordance with the operating rules and procedures of the securities settlement service of the Depository for book-entry only securities in force from time to time or any successor system thereof.

(7) Business Day means any day of the year, other than a Saturday, Sunday or other day on which chartered banks are required or authorized to close in Toronto, Ontario.

(8) Capital Lease Obligations means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) property, to the extent such obligations are required to be classified and accounted for as a capital lease or finance lease on a balance sheet of such Person in accordance with GAAP.

(9) CBCA means the Canada Business Corporations Act as amended or replaced from time to time.

(10) Certificate of the Corporation and Request of the Corporation means, respectively, a written certificate and request signed in the name of the Corporation by any Responsible Officer of the Corporation and may consist of one or more instruments so executed.

(11) Certified Resolution means a copy of a resolution certified by a Responsible Officer to have been duly passed by the Directors and to be in full force and effect on the date of such certification.

(12) Consolidated Net Tangible Assets means, in respect of the Corporation, the aggregate amount of all assets of the Corporation and its consolidated Subsidiaries (less applicable reserves and allowances for credit losses) after deducting therefrom (i) all current liabilities of the Corporation and its consolidated Subsidiaries, and (ii) all goodwill, trade names, trade-marks, patents, unamortized debt discount and expense and other like intangibles of the Corporation and its consolidated Subsidiaries, all as set forth on the most recent annual balance sheet of the Corporation prepared in accordance with GAAP.

(13) contested means duly contested in good faith by appropriate proceedings promptly initiated and diligently conducted and contesting shall have an analogous meaning.

(14) Corporation means Honda Canada Finance Inc., a corporation incorporated under the laws of Canada, and any of its Successor Corporations that have complied with the provisions of Section 9.

(15) Corporation’s Auditors or Auditors of the Corporation means an independent firm of chartered accountants of national standing or reputation in Canada, duly appointed as auditors of the Corporation.

(16) Counsel means McMillan Binch Mendelsohn LLP or such other legal counsel acceptable to both the Corporation and the Trustee; provided that for the purpose of Section 7.5(3), the reference to “Counsel” shall mean legal counsel acceptable to the Trustee.

(17) Debenture Documents means this Indenture, the Debentures, the issuing, transfer, paying and redemption agent agreement dated as of March 6, 1998 between the Issuing and Paying Agent and the Corporation and all other documents to be executed and delivered to the Trustee or the Debentureholders by the Corporation pursuant to this Indenture, as each may be amended or supplemented from time to time.

(18) Debentures means the debentures of the Corporation issued or to be issued and certified hereunder and for the time being outstanding or where the context so requires, to be issued and certified hereunder.

(19) Debentureholders or holders means the Persons whose names are at any given time entered in the Register as holders of Debentures.

(20) Debentureholders’ Request means a written notice provided by a holder or holders of at least 25% in principal amount of the Debentures, or of the Debentures of any particular series if so indicated, requesting the Trustee to take the action or proceeding specified therein.

(21) Debentureholders’ Resolution means a written resolution signed by a holder or holders of at least 51% in principal amount of the Debentures, or of the Debentures of any particular series if so indicated.

(22) Default means an event which, with the giving of notice or passage of time or both, would constitute an Event of Default.

(23) Depository has the meaning set out in Section 4.7.

(24) Director means a director of the Corporation for the time being, and reference to action by the Directors means action by the directors of the Corporation, as a board or, whenever duly empowered, action by an executive committee of the board.

(25) Event of Default has the meaning set out in Section 7.1.

(26) Extraordinary Resolution has the meaning set out in Section 14.12.

(27) Floating Rate means the per annum rate of interest based on the Three Month BA Rate as reported on Reuters Screen CDOR determined on the Closing Date and on each Floating Rate Determination Date thereafter.

(28) Floating Rate Determination Date means September 26, December 26, March 26 and June 26 of each year.

(29) GAAP has the meaning set out in Section 1.15.

(30) Global Debenture has the meaning set out in Section 4.7.

(31) Governmental Body means any government (including without limitation any federal, provincial, state, municipal or local government) or political subdivision or any agency, authority, bureau, central bank, monetary authority, commission, department, or instrumentality thereof, or any court or tribunal, whether foreign or domestic.

(32) Honda means Honda Motor Co., Ltd., a corporation incorporated under the laws of Japan.

(33) Indebtedness means, without duplication, with respect to any Person:

(a)	indebtedness of such Person for borrowed money;

(b)	Capital Lease Obligation of such Person;

(c)	obligations of such Person under letters of credit, guarantees, legally binding comfort letters or indemnities issued in connection therewith;

(d)	obligations of such Person arising pursuant to bankers’ acceptance facilities or indemnities issued in connection therewith;

(e)	the unpaid purchase price or other acquisition cost in respect of property or services acquired by such Person, including, for greater certainty, leases; and

(f)	all other contingent obligations incurred by such Person for the purpose of or having the effect of providing financial assistance to another entity, including, without limitation, guarantees, endorsements of bills of exchange (other than for collection or deposit in the ordinary course of business), obligations to purchase assets regardless of the delivery or non-delivery thereof and obligations to make advances or otherwise provide financial assistance to any other entity, provided that Indebtedness shall not include the undrawn portion of any credit facility available to the Issuer.

(34) Issuing and Paying Agent means Canadian Imperial Bank of Commerce and its successors and permitted assigns, in its capacity as agent under an issuing, registration, transfer, paying and redemption agent agreement dated as of March 6, 1998 between the Issuing and Paying Agent and the Corporation, as amended or supplemented from time to time.

(35) Keep Well Agreement means the Keep Well Agreement entered into as of September 26, 2005 between Honda and the Corporation, as the same may be amended and/or supplemented from time to time in accordance with its terms. For greater certainty, the Keep Well Agreement is not a guarantee of the Debentures.

(36) Lien means, with respect to any Person, any mortgage, lien, pledge, adverse claim, charge, deed of trust, lis pendens, security interest, hypothec or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or capital lease or any similar type of agreement, upon or with respect to any property or asset of such Person, or the signing or filing of a financing statement that names such Person as debtor, or the signing of any security agreement authorizing any other Person as the secured party to file any financing statement.

(37) Maturity Date means in respect of the Series 2005-3 Debentures September 26, 2007, in respect of the Series 2005-4 Debentures September 26, 2008, and in respect of any other series of Debentures the date specified as such in the indenture supplemental hereto creating such series.

(38) Participant means a broker, dealer, bank or other financial institution or other person to whom the Depository effects book-entry transfers under the Book-Entry System.

(39) Permitted Liens means with respect to the Corporation and its Subsidiaries (i) Liens, in addition to those otherwise permitted below, securing Indebtedness which does not in aggregate at any one time outstanding exceed 25% of the Corporation’s Consolidated Net Tangible Assets; (ii) the pledge of receivables payable in foreign currencies other than United States dollars to secure borrowings in foreign countries other than the United States; (iii) any deposit of assets of the Corporation or its Subsidiaries with any surety company or officer of any court, or in escrow, as collateral in connection with, or in lieu of, any bond on appeal from any judgment or decree against it, or in connection with other proceedings in actions at law or in equity by or against it or to exercise any privilege or license, performance of bids, contracts or leases or to secure other public or statutory obligations of the Corporation or any such Subsidiaries, as applicable, or other similar deposits or pledges made in the ordinary course of business; (iv) any Lien or charge on any property, tangible or intangible, real or personal, existing at the time of acquisition of such property (whether through purchase or through merger or consolidation) or given to secure the payment of all or any part of the purchase price thereof or to secure any Indebtedness incurred prior to, at the time of, or within one year after, the acquisition thereof for the purpose of financing all or any part of the purchase price thereof; (v) any Lien or charge on any property, tangible or intangible, which may arise as a result of a transaction involving a transfer of assets by the Corporation or any of its Subsidiaries if, at the time of the transfer, such transfer of assets (1) is treated as a sale or otherwise results in such assets no longer being reflected on the balance sheet of the Corporation or any such Subsidiary, as applicable, in accordance with generally accepted accounting principles or (2) is to an entity that issues ABS Obligations backed by such assets and such ABS Obligations are Nonrecourse to the Corporation or any of its Subsidiaries, as applicable; (vi) any Lien to secure non-recourse obligations in connection with the Corporation or any of its Subsidiaries engaging in leveraged or single-investor lease transactions; (vii) any Liens and restrictions on property acquired or sold by the Corporation or any of its Subsidiaries resulting from the exercise of any rights arising out of defaults on receivables or leases; (viii) mechanic’s, workmen’s, repairmen’s, materialmen’s or carriers’ liens or other similar liens arising in the ordinary course of business or deposits or pledges to obtain the release of any such liens; (ix) Liens arising out of judgments or awards against the Corporation or any of its Subsidiaries with respect to which the Corporation or any such Subsidiary, as applicable, is in good faith prosecuting an appeal or proceeding for review or Liens incurred by the Corporation or any such Subsidiary, as applicable, for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which it is a party; (x) Liens for taxes not yet subject to penalties for nonpayment or contested, or minor survey exceptions, or minor encumbrances, assessments or reservations of, or rights of others for, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, which encumbrances, assessments, reservations, rights and restrictions do not in the aggregate materially detract from the value of said properties or materially impair their use in the operation of the business of the Corporation or any of its Subsidiaries; (xi) any Lien securing the performance of any contract or undertaking not, directly or indirectly, in connection with the borrowing of money, obtaining advances of credit or the securing of debt, if made and continuing in the ordinary course of business, and (xii) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any lien, charge or pledge referred to in the foregoing clauses (ii) to (xi) inclusive of this paragraph; provided, however, that the amount of any and all obligations and Indebtedness secured thereby does not exceed the amount thereof so secured immediately prior to the time of such extension, renewal or replacement and that such extension, renewal or replacement is limited to all or a part of the property which secured the charge or lien so extended, renewed or replaced (plus improvements on such property) and provided further, the Corporation and its Subsidiaries is free to substitute collateral of equal value for the existing collateral covered by clauses (ii) to (xi) above.

For the purpose of the foregoing definition the term “ABS Obligation” means any security or other obligation that is (i) issued by a trust or entity created for the special purpose of issuing such security or obligation (regardless of whether it may also issue others of the same or another series or class), (ii) secured by specific assets transferred to such trust or entity by the Corporation or any of its Subsidiaries in connection with the issuance of such security or obligations, and (iii) payable by its terms solely from specified assets (including such security) of such trust or entity and, if applicable, specified third-party credit support. In addition, “Nonrecourse” in respect of the Corporation (or any of its Subsidiaries) and any ABS Obligation means that the Corporation or any such Subsidiary has no obligation in respect of any payment due on such ABS Obligation and the holders thereof have so agreed (or are deemed to have so agreed by acquiring such ABS Obligation).

(40) Person means an individual, corporation, partnership, government or any department or agency thereof, joint venture, trust, estate, unincorporated organization and the heirs, executors, administrators or other legal representatives of an individual, and pronouns and other words importing persons have a similar extended meaning.

(41) Rating Agency means Dominion Bond Rating Service Limited and its successors and with respect to any specific series of Debentures any other nationally recognized credit rating agency and its successors that has been specifically referred to in the “Term Sheet” and/or “Offering Memorandum”, as applicable, with respect to that series of Debentures.

(42) Receiver shall have the meaning given to it in Section 7.1(8).

(43) Register means the register of holders of Debentures maintained by the Issuing and Paying Agent as contemplated by Section 4.1(1).

(44) Responsible Officer means any individual who is an authorized signatory of the Corporation.

(45) Series 2005-3 Debentures means the first initial series of Debentures to be issued hereunder designated as “Senior Unsecured Series 2005-3 Debentures” and having the attributes set forth in Section 3.1.

(46) Series 2005-4 Debentures means the second initial series of Debentures to be issued hereunder designated as “Senior Unsecured Series 2005-4 Debentures” and having the attributes set forth in Section 3.1.

(47) Subsidiary means as applied to any Person,

(a)	any corporation of which more than 50% of the outstanding shares (other than directors’ qualifying shares) of the capital stock having ordinary voting power to elect the members of its board of directors (without regard to the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency), or any partnership of which such Person is the general partner or of which 50% or more of the outstanding partnership interests, is at the time owned (i) by such Person or (ii) by one or more Subsidiaries of such Person or (iii) by such Person and one or more Subsidiaries of such Person; and

(b)	any other entity which is controlled (i) by such Person or (ii) by one or more Subsidiaries of such Person or (iii) by such Person and one or more of its Subsidiaries; provided that an entity shall be deemed to be controlled by another Person for purposes of this definition where such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through ownership of voting securities or by contract or otherwise.

(48) Successor Corporation has the meaning set out in Section 9.1.

(49) Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of interest for Canadian dollar banker’s acceptances with a maturity of three months from Closing Date or applicable Floating Rate Determination Date, as expressed on the Reuters CDOR pages as of 10:00 a.m., Toronto time, on the Closing Date or applicable Floating Rate Determination Date, if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity of three months from the Closing Date or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian interbank market selected by the Corporation at approximately 10:00 a.m., Toronto time, on the Closing Date or applicable Floating Rate Determination Date.

(50) Trustee means CIBC Mellon Trust Company and its successors, and permitted assigns.

1.2 Meaning of “outstanding” for Certain Purposes

Every Debenture certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it is cancelled or delivered to the Trustee for cancellation or money for the payment of all amounts outstanding in respect thereof has been set aside pursuant to the terms of Section 8, provided that:

(1) if a new Debenture has been issued in substitution for a Debenture that has been mutilated, lost, stolen or destroyed, only one of them shall be counted for the purpose of determining the aggregate principal amount of Debentures outstanding; and

(2) Debentures held directly or indirectly by or on behalf of or for the benefit of the Corporation or any Affiliate thereof shall be deemed not to be outstanding. For the purposes of determining whether the Trustee shall be protected in relying on any vote, consent, request or other instrument or other action, only the Debentures which the Corporation has certified to the Trustee as being so owned shall be so disregarded. Debentures so owned which have been pledged in good faith other than to the Corporation or any Affiliate thereof shall not be so disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to vote such Debentures in its discretion free from the control of the Corporation or such Affiliate.

1.3 Headings

The division of this Indenture into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture. “Trust Indenture”, “Indenture”, “herein”, “hereof” and similar expressions mean or refer to this Indenture and any indenture, deed or instrument supplemental or ancillary hereto. The terms “this Indenture”, “hereof”, “hereunder” and similar expressions refer to this Indenture and not to any particular Section or other portion hereof, Unless something in the subject matter or context is inconsistent therewith, references herein to Sections are to Sections of this Indenture.

1.4 Extended Meaning

Words importing the singular number only shall include the plural and vice versa and words importing any gender include all genders.

1.5 Applicable Law

This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

1.6 Language

The parties hereto expressly request and require that this document and any related documents be drawn up solely in the English language. Les parties aux présentes conviennent et exigent que cette entente et tous les documents qui s’y rattachent soient rédigés seulement en anglais.

1.7 Per Annum Calculations

For the purposes of the Interest Act (Canada), whenever interest to be paid under this Indenture is to be calculated on the basis of a year of a specified number of days, the yearly equivalent rate of interest to which the rate determined pursuant to such calculation is equivalent to is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained divided by such specified number of days.

1.8 Attornment

Each of the parties irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.

1.9 Counterparts

This Indenture may be executed in any number of counterparts, each of which when executed and delivered is an original and all of which taken together constitute one and the same instrument.

1.10 Severability

Any provision of this Indenture which is illegal, invalid or unenforceable in any jurisdiction shall not affect the legality, validity or enforceability of the remaining provisions and any such illegality, invalidity or unenforceability in any jurisdiction shall not affect the legality, validity or enforceability of such provision in any other jurisdiction.

1.11 Time of the Essence

Time shall be of the essence of this Indenture.

1.12 Currency

Unless otherwise stated, all monetary amounts set forth herein are expressed in Canadian dollars.

1.13 Business Days

Whenever any payment to be made hereunder or under any other Debenture Documents shall be stated to be due and payable, or whenever any obligation shall be required to be performed, on a day which is not a Business Day, such payment shall be made, and such obligation shall be performed, on the next succeeding Business Day.

1.14 Schedules

The following are the Schedules annexed hereto and incorporated by reference and deemed to be part hereof.

Schedule 3.1(1)(g) – Form of Debenture

Schedule 5.1(5) – Defaults and Regulatory Approvals

Schedule 5.1(6) – Material Litigation

1.15 Accounting Principles

Wherever in this Indenture reference is made to generally accepted accounting principles or “GAAP”, such reference shall be deemed to be to the generally accepted accounting principles as practiced in Canada. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Indenture, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with GAAP applied on a consistent basis.

SECTION 2 — THE DEBENTURES

2.1 Issuance of Debentures

(1) The aggregate principal amount of Debentures of any one or more series that may be issued under this Indenture shall be unlimited. Notwithstanding the foregoing, the aggregate principal amount of the Series 2005-3 Debentures that may be issued under this Indenture (exclusive of replacement Series 2005-3 Debentures issued as contemplated by Section 2.5 or the Series 2005-3 Debentures issued on transfer or exchange pursuant to Section 3.3) shall be limited to $350,000,000 and the aggregate principal amount of the Series 2005-4 Debentures that may be issued under this Indenture (exclusive of replacement Series 2005-4 Debentures issued as contemplated by Section 2.5 or the Series 2005-4 Debentures issued on transfer or exchange pursuant to Section 3.3) shall be limited to $150,000,000.

(2) The Debentures will have the benefit of the Keep Well Agreement, which may be amended or terminated in accordance with its terms. Pursuant to the Keep Well Agreement, among other things, Honda will cause the Corporation to meet its obligations under debt for borrowed money that Honda has confirmed in writing as being covered by the Keep Well Agreement. Concurrently with the entering into of this Indenture, Honda will provide a confirmation that all debt incurred by the Corporation in respect of the Debentures shall constitute “Debt” for purposes of the Keep Well Agreement. The Keep Well Agreement is not a guarantee of the Debentures.

2.2 Debentures to Rank Pari Passu.

All Debentures of each series shall rank pari passu without discrimination, preference or priority with all other Debentures issued under this Indenture or any indenture supplemental hereto and all existing and future senior unsecured, unsubordinated Indebtedness of the Corporation. The Debentures will be effectively subordinated in right of payment to all secured Indebtedness of the Corporation to the extent of the value of the assets securing any such Indebtedness. Notwithstanding the foregoing, the Corporation shall pay any amounts received under the Keep Well Agreement in respect of debt incurred in respect of the Debentures in accordance with the terms of the Keep Well Agreement.

2.3 Signing of Debentures

The Debentures shall be signed (either manually or by facsimile signature) by any two Responsible Officers. A facsimile signature upon any of the Debentures shall for all purposes of this Indenture be deemed to be the signature of the person whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced. Notwithstanding that any of the individuals whose signature appears on any Debenture as a Responsible Officer may no longer hold office at the date of such Debenture or at the date of certification and delivery thereof, any Debenture signed as aforesaid shall be valid and binding upon the Corporation and entitled to the benefit of this Indenture.

2.4 Certification by Issuing and Paying Agent

(1) No Debenture shall be issued or, if issued, shall be obligatory or entitle the holder to the benefit hereof until it has been certified by the Issuing and Paying Agent substantially in the form of the certificate set out in Schedule 3.1(1)(g) hereto or in the form specified in any supplemental indenture or in some other form approved by the Trustee and the Issuing and Paying Agent. Such certification by the Issuing and Paying Agent upon any Debenture shall be conclusive evidence against the Corporation that the Debenture so certified has been duly issued hereunder and is a valid obligation of the Corporation and that the holder is entitled to the benefits hereof.

(2) The certificate of the Issuing and Paying Agent on a Debenture shall not be construed as a representation or warranty by the Trustee or the Issuing and Paying Agent as to the validity of this Indenture or of such Debenture (except the due certification thereof and any other warranties imposed by law) and the Trustee and the Issuing and Paying Agent shall in no respect be liable or answerable for the use made of the Debentures or any of them or of the proceeds thereof.

2.5 Replacement of Debentures

(1) In case any Debenture is mutilated or lost, destroyed or stolen and in the absence of notice that such Debenture has been acquired by a bona fide purchaser (as defined in the CBCA), subject to Section 2.5(2), the Corporation shall issue, and thereupon the Issuing and Paying Agent shall certify and deliver without expense to the Debentureholder (except as provided in Section 4.3), a new Debenture of the same series and of like tenor as the one mutilated, lost, destroyed or stolen. The new Debenture shall be entitled to the benefit hereof and rank equally in accordance with its terms with all other Debentures. The new Debenture shall be dated the date of the most recent interest payment in respect of the Debentures of the same series or, if no such interest has yet been paid, shall be dated the date of issuance of the Debentures of the same series.

(2) The applicant for the issue of a new Debenture pursuant to this Section 2.5 in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Debenture so lost, destroyed or stolen as shall be satisfactory to the Corporation and the Trustee each in their discretion and such applicant shall also furnish an indemnity satisfactory to the Corporation and the Trustee each in their discretion and shall pay all reasonable expenses incidental to the issuance of such substituted Debentures.

(3) The applicant for the issue of a new Debenture pursuant to this Section 2.5 in the case of mutilation shall as a condition precedent to the issue thereof, return the mutilated Debenture to the Trustee.

2.6 Computation of Interest

(1) Debentures, whether issued originally or upon exchange or in substitution for previously issued Debentures shall bear interest on the outstanding principal amount thereof in accordance with the terms of the Debentures from and including their date of issue to but excluding the applicable Maturity Date; unless, upon due presentation, payment of the principal of any Debenture is improperly withheld or refused in which case such Debenture shall continue to bear interest until such principal is paid in full.

(2) All interest payments to be made hereunder shall be paid without allowance or deduction for the principle of deemed re-investment of interest or otherwise, both before and after maturity and before and after default and/or judgment, if any, until payment in full, and interest shall accrue on overdue interest, if any, on each Debenture at the same rate applicable to the principal of such Debenture.

(3) Interest on the Debentures shall be computed on the basis of a 365-day year, but shall be payable quarterly in accordance with Section 3.1(1)(c), and except as may otherwise be provided in respect of any series of Debentures.

2.7 Payment

Except as otherwise provided in Section 2.8(1), Section 2.9 and Section 7.8, as interest and principal become due on each Debenture, whether at maturity or otherwise, the Corporation will send or will cause to be sent, at least five (5) Business Days prior to each payment date, by prepaid ordinary mail, a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the holder of such Debenture and addressed to the holder at the holder’s last address appearing on the Register unless otherwise directed in writing by the holder, provided that, in respect of the payment of principal of any Debenture due on the Maturity Date, such cheque will be mailed only upon the prior delivery of such Debenture to the Issuing and Paying Agent. The forwarding of such cheque will satisfy and discharge the liability for such interest or principal to the extent of the sum represented thereby unless such cheque is not paid on presentation at any of the places where such cheque is payable. Notwithstanding the foregoing, in the event of the non-receipt of any such cheque by the holder of such Debenture or the loss, theft or destruction thereof, the Corporation upon being furnished with reasonable evidence of such non-receipt, loss, theft or destruction and an indemnity reasonably satisfactory to it will issue or will cause to be issued to such holder a replacement cheque for the amount of such cheque. The Corporation shall provide or cause to be provided to the Trustee a written record of each payment made by or on behalf of the Corporation to the Debentureholders as soon as practicable thereafter.

2.8 Payment Based on Register

(1) Where Debentures are registered in the name of more than one holder, the principal and interest from time to time payable in respect thereof may be paid by or on behalf of the Corporation or its designee by cheque payable to the order of all such holders and addressed to the one of such holders whose name appears first on the Register at such holder’s last address appearing on the Register, failing written instructions from them to the contrary, and such payment will be a valid discharge to the Corporation, to the Trustee, and to the Issuing and Paying Agent.

(2) The holder for the time being of any Debenture shall be entitled to the principal and interest evidenced thereby, free from all equities or rights of set off or counterclaim between the Corporation and the original or any intermediate holder thereof (except any equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction) and all persons may act accordingly, and the payment to any such holder for the time being of any such principal or interest, will satisfy and discharge the liability of the Corporation or the Trustee for the same, and neither the Corporation nor the Trustee nor the Issuing and Paying Agent will be bound to enquire into the title of any such holder for the time being.

2.9 Payment Agreements for Debentures

Notwithstanding Sections 2.6 and 2.7 or anything else contained in this Indenture or the Debentures to the contrary other than Section 7.8, the Corporation shall, if so directed by the holder of a Debenture, at least fifteen (15) Business Days prior to the applicable payment date, pay, or cause to be paid, to such holder the principal or interest, as applicable, on such Debenture and all other money payable hereunder by wire or electronic transfer of funds within Canada, such transfer to the holder to be sent no later than 1:00 p.m. (Toronto time) on such payment date and no presentment of any Debenture shall be necessary in connection with such payments. Any payment of the principal of, and interest on, any such Debenture and other money payable hereunder at such other place or in such other manner pursuant to such direction will, notwithstanding any other provision of this Indenture or the Debentures, be valid and binding on the Corporation, the Trustee and all holders. The Corporation shall provide, or cause to be provided, copies of any such direction to the Trustee as soon as practicable after its execution.

SECTION 3 — ISSUANCE OF DEBENTURES

3.1 Designation, Terms, Form and Issuance of the Series 2005-3 Debentures and Series 2005-4 Debentures

(1) The Series 2005-3 Debentures and Series 2005-4 Debentures shall:

(a)	be issued on September 26, 2005;

(b)	be designated “Senior Unsecured Series 2005-3 Debentures” and “Senior Unsecured Series 2005-4 Debentures”, respectively;

(c)	be dated and bear interest from and including the date of issuance or the most recent payment date but excluding the date of payment at a rate equal to the Floating Rate plus 0.095% in the case of the Series 2005-3 Debentures, and the Floating Rate plus 0.15% in the case of the Series 2005-4 Debentures, payable quarterly in arrears on September 26, December 26, March 26 and June 26 of each year and on the applicable Maturity Date, the first such payment being due on December 26, 2005;

(d)	be issuable as fully registered Debentures in initial minimum denominations of $150,000 and multiples of $10,000 thereafter;

(e)	mature on the applicable Maturity Date;

(f)	provide for payment on the applicable Maturity Date in full to each holder of a Series 2005-3 Debenture and Series 2005-4 Debenture, respectively, of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 3.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2005-3 Debenture and Series 2005-4 Debenture, respectively; and

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve.

(2) The Issuing and Paying Agent shall certify and deliver to or to the order of the Corporation, the Series 2005-3 Debentures and Series 2005-4 Debentures, upon delivery by the Trustee to the Issuing and Paying Agent of an acknowledgement confirming receipt by the Trustee of the following:

(a)	a Certified Resolution of the board of directors of the Corporation authorizing the issue of and requesting the certification and delivery of the Series 2005-3 Debentures and Series 2005-4 Debentures;

(b)	a Certificate of the Corporation that no Default or Event of Default is continuing and that it has complied with all requirements of this Indenture, and of any other instrument providing for the issuance of debt obligations of the Corporation, in connection with the issue of the Series 2005-3 Debentures and Series 2005-4 Debentures;

(c)	a Request of the Corporation for the certification and delivery of the Series 2005-3 Debentures and Series 2005-4 Debentures; and

(d)	an opinion of Counsel to the Corporation addressed to the Debentureholders and the Trustee in such form and content as is acceptable to the lead agent appointed in connection with the distribution of the Debentures (in its capacity as agent and attorney for the Debentureholders) and the Trustee.

3.2 Issuance of Additional Debentures

(1) The Directors of the Corporation may from time to time authorize the creation of one or more series of Debentures other than the Series 2005-3 Debentures and Series 2005-4 Debentures. The Debentures of any such other series (herein sometimes referred to as “Additional Debentures”) may be in such aggregate principal amount, bear such date or dates, mature on such date or dates, bear such rate or rates of interest, be redeemable at such prices or retractable at such price or prices and contain such other terms or provisions not inconsistent with this Indenture as the Directors may determine. Notwithstanding the foregoing, if the aggregate principal amount of all Debentures outstanding shall exceed $500,000,000 after the issuance of the Additional Debentures, such Additional Debentures may not be issued unless the Corporation has received prior confirmation from the Rating Agency that such Additional Debentures will have a rating of at least BBB (or an equivalent rating).

(2) Before the issue of any Additional Debentures, the Corporation shall execute and deliver to the Trustee an indenture supplemental hereto for the purpose of establishing the terms thereof and the forms and denominations in which such Additional Debentures may be issued, together with a Certified Resolution authorizing the same, and the Trustee shall execute and deliver such supplemental indenture pursuant to Section 10. The Additional Debentures shall have the benefit of the Keep Well Agreement.

(3) The Issuing and Paying Agent shall certify and deliver to or to the order of the Corporation, Additional Debentures, upon delivery by the Trustee to the Issuing and Paying Agent of an acknowledgement confirming receipt by the Trustee of the following:

(a)	a Certified Resolution of the board of directors of the Corporation authorizing the issue of and requesting the certification and delivery of such Additional Debentures;

(b)	a Certificate of the Corporation that no Default or Event of Default is continuing and that it has complied with all requirements of this Indenture, and of any other instrument providing for the issuance of debt obligations of the Corporation, in connection with the issue of such Additional Debentures;

(c)	a Request of the Corporation for the certification and delivery of such additional Debentures; and

(d)	an opinion of Counsel to the Corporation addressed to the Debentureholders and the Trustee in such form and content as is acceptable to the lead agent appointed in connection with the distribution of the applicable series of Debentures and the Trustee.

3.3 Transfer or Exchange of Debentures

No charge to the holder (other than for any transfer or stamp tax or other governmental charge required to be paid) shall be made in respect of any exchange, registration or transfer of any Debentures. No transfer or exchange of a Debenture shall be permitted which would result in the issuance of a Debenture in a principal amount less than $150,000.

3.4 Purchase for Cancellation

At any time and from time to time, provided that at such time no Default or Event of Default has occurred and is continuing, the Corporation or any Affiliate may purchase all or any of the outstanding Debentures of any series in the open market or by invitation for tender. Any Debentures so purchased by the Corporation or its Affiliate shall be cancelled in accordance with the provisions of Section 3.5.

3.5 Cancellation

All Debentures which are purchased or otherwise held by the Corporation or its Affiliate will forthwith be delivered to the Issuing and Paying Agent and cancelled and may not be reissued or resold. Such Debentures shall be cancelled by the Issuing and Paying Agent and, if required by the Corporation, the Issuing and Paying Agent shall furnish to it a certificate of cancellation setting forth the numbers and denominations of the Debentures so cancelled. In the case of partial repurchase of Debentures, replacement certificates representing the outstanding principal amount of Debentures not repurchased shall be executed by the Corporation, certified by the Issuing and Paying Agent and forthwith delivered to the applicable Debentureholders, all at the expense of the Corporation. Upon indefeasible payment in full of all amounts due on and in respect of a Debenture and at the written request of the Corporation, such Debenture must be surrendered to the Issuing and Paying Agent for cancellation.

3.6 Limitation on Redemption

Except for purchases for cancellation effected pursuant to Section 3.4 and except for repayment on default to Section 7.3, a Debenture shall not be repaid or redeemed in whole or in part at any time prior to its Maturity Date.

3.7 Pro Rata Payment

Unless otherwise provided hereunder, all payments hereunder in respect of the principal, interest or any other amounts payable in respect of any series of the Debentures shall be made on a pro rata basis among such series of Debentures.

SECTION 4 — REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP

4.1 Fully Registered Debentures

(1) The Corporation shall cause to be kept a central Register with respect to the Debentures at the principal office of the Issuing and Paying Agent in Toronto. The Register shall contain all particulars required by law, including the names and latest known addresses of the holders of Debentures and particulars of the Debentures held by them and of all transfers of such Debentures. The registration of any Debenture shall be noted on such Debenture by the Issuing and Paying Agent.

(2) No transfer of a Debenture shall be valid unless and until made on the Register by the holder thereof or such holder’s executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Issuing and Paying Agent upon compliance with such reasonable requirements as the Issuing and Paying Agent or other registrar may prescribe, and unless the name of the transferee shall have been noted on the Debenture by the Issuing and Paying Agent or a new Debenture or Debentures of the same series and the same aggregate principal amount as the transferred Debenture shall have been certified and delivered in exchange for the transferred Debenture.

4.2 Exchange of Debentures

(1) Subject to Section 4.5, Debentures of any denomination may be exchanged upon reasonable notice for Debentures of the same series and the same aggregate principal amount in any other authorized denomination.

(2) Debentures may be exchanged at the principal office of the Issuing and Paying Agent in Toronto or at such other offices of the Issuing and Paying Agent as the Issuing and Paying Agent may designate for such purpose. Any Debenture tendered for exchange shall be surrendered and cancelled. The Corporation shall execute and the Issuing and Paying Agent shall certify all Debentures necessary to carry out such exchanges as aforesaid.

4.3 Charges for Transfer and Exchange

Except as otherwise provided herein, for each Debenture exchanged or transferred and subject to any limitation prescribed by law, the Issuing and Paying Agent may require the payment of any transfer or stamp tax or other governmental charge required to be paid by the party requesting such exchange or transfer as a condition precedent thereto.

4.4 Inspection of Registers and Lists of Holders

(1) The Register shall at all reasonable times during normal business hours on a Business Day be open for inspection by the Corporation, the Trustee or any Debentureholder.

(2) The Issuing and Paying Agent, from time to time shall at the request of the Corporation, the Trustee or any Debentureholder furnish the Corporation, the Trustee or such Debentureholder, as the case may be, with a list of the names and addresses of the holders of Debentures entered on the Register, showing the principal amount of the Debentures held by each such holder and the aggregate principal amount of the Debentures outstanding upon payment of the Issuing and Paying Agent’s reasonable fees therefor. In addition, the Issuing and Paying Agent will deliver to the Trustee after December 31st of each year a copy of the Register containing the name and address of each registered Debentureholder as at December 31st of such year.

4.5 Closing of Registers

Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Debenture of any series during the following periods each year: (i) from and including September 11 to and including September 26, (ii) from and including December 11 to and including December 26, (iii) from and including March 11 to and including March 26, and (iv) from and including June 11 to and including June 26.

4.6 Ownership of Debentures

(1) Unless otherwise required by law, the Person in whose name any Debenture is registered on the Register shall for all purposes of this Indenture be deemed to be the owner thereof and payment of or on account of the principal of such Debenture and interest thereon shall be made only to or upon the order in writing of such registered holder.

(2) Neither the Corporation, the Trustee, the Issuing and Paying Agent or other registrar shall be bound to take notice of or see to the performance or observance of any duty owed to a third person, whether under a trust, express, implied, resulting or constructive in respect of any

Debenture or otherwise, by the holder of such Debenture or by any Person whom the Corporation, the Trustee or the Issuing and Paying Agent treats, as required by law, as the owner of such Debenture, but shall transfer the same on the direction of the Person so treated as the owner thereof or registered as the holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

(3) The Corporation and the Trustee may treat the holder of any Debenture as the owner thereof without actual production of such Debenture for the purpose of any Debentureholders’ Request, requisition, direction, consent, instrument or other document.

4.7 Debentures Issued Under Book-Entry System

(1) Debentures issued under the Book-Entry System (“Book-Entry Debentures”) will initially be issued in the form of a single global Debenture (a “Global Debenture”) held by, on or on behalf of, The Canadian Depository for Securities Limited (together, with its nominees and successors, the “Depository”) as depository of such Global Debenture for the Participants, and registered on the applicable register in the name of the Depository or its nominee. A Global Debenture registered in the name of and delivered to the Depository or its nominee shall constitute a single Debenture for all purposes of this Indenture and all Supplemental Indentures. None of the Corporation, Trustee, the Issuing and Paying Agent, or any of their respective agents will have any responsibility or liability for any aspect of the records relating to or payment made on account of beneficial ownership interests in the Global Debenture for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

(2) Each Global Debenture shall be certified and delivered by the Issuing and Paying Agent to the Depository, on behalf of the Participants, as depository of such Global Debenture. The Depository shall credit interests in such Global Debenture to the accounts of the Participants. No owner of a beneficial interest in a Global Debenture (each a “Book-Entry Debentureholder”) will be entitled to a certificate or other instrument from the Corporation, the Issuing and Paying Agent or the Depository evidencing that purchaser’s ownership thereof and no holder of a beneficial interest in a Series 2005-3 Debenture or Series 2005-4 Debenture will be shown on the records maintained by the Depository except through book-entry accounts of Participants acting on behalf of beneficial owners of direct and indirect interests in any Book Entry Debentures, or receive a Debenture certificate representing such holder’s interest in the Global Debenture, except as provided in subsection (4) of this Section or a Supplemental Indenture, as applicable. Unless and until Debenture certificates for any series of Debentures have been issued to the applicable Book Entry Debentureholders pursuant to subsection (4) of this Section or as otherwise specified in a Supplemental Indenture:

(a)	the provisions of this Section shall be in full force and effect with respect to such series;

(b)	the Corporation, the Issuing and Paying Agent and the Trustee may deal with the Depository for all purposes, including the making of payments and the delivery of any notice, report, statement or other communication, as the registered holder of Debentures of the applicable series and as the authorized representative of the respective Book-Entry Debentureholders of the applicable series;

(c)	to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall prevail;

(d)	the rights of the respective Book-Entry Debentureholders of such series shall be exercised only through the Depository, either directly or by proxy in favour of the respective Participants, and shall be limited to those established herein and by law;

(e)	all transfers and exchanges of Book-Entry Debentures of such series shall be made through the Book-Entry System and any person transferring a Book-Entry Debenture of such series in such manner will be deemed to have transferred to the transferee all of such person’s rights and obligations in respect thereof; all transferees of Book-Entry Debentures of such series will be deemed to have received and accepted such transfer and be deemed to have agreed to be bound by the provisions of this Indenture; and

(f)	for purposes of any provision of this Indenture requiring or permitting actions with the consent of, or at the direction of, Debentureholders evidencing a specified percentage of the aggregate unpaid principal amount of Debentures of any series then outstanding, the Trustee is entitled to act and rely upon the instructions of the Depository that it has received, directly or indirectly through its Participants, to such effect from Book-Entry Debentureholders owning or representing, as applicable, the requisite percentage of Debentures of such series.

Subject to this subsection (2), each of the parties hereto acknowledges and agrees that the Book-Entry Debentureholders are collectively entitled, under the terms hereof, to all of the rights (other than in respect of notices and payments) accorded to registered holders of Debentures and are bound by all of the obligations of such Debentureholders.

(3) If with respect to Book-Entry Debentures of any series:

(a)	the Corporation determines, in its sole discretion, to terminate the use of the Book-Entry System with respect to the Debentures of such series;

(b)	the Corporation advises the Trustee in writing that the Depository is no longer willing or able to discharge properly its responsibilities as the Depository with respect to the Debentures of such series;

(c)	the Depository has ceased to be a clearing agency registered, if required, under applicable Canadian securities legislation or otherwise ceased to be eligible to be a depository and a successor depository is not appointed by the Corporation within 90 days thereof; or

(d)	after the occurrence of an Event of Default, the Depository advises the Trustee that it has received written notification from Book-Entry Debentureholders holding in excess of 50% of the aggregate unpaid principal amount then outstanding of the Debentures of such series, that the continuation of the Book-Entry System with respect to such Debentures is no longer in the best interests of the Book-Entry Debentureholders of such series, then the Trustee shall notify the relevant Book-Entry Debentureholders, through the Depository, of the occurrence of any such event and of the availability of Debenture certificates to Book-Entry Debentureholders requesting the same. Upon surrender by the Depository of the global certificate or certificates in multiples of $10,000, with a minimum permitted denomination of $150,000 representing the Debentures of any affected series and accompanied by registration instructions from the Depository for re-registration, the Issuing and Paying Agent shall certify and deliver Debenture certificates for such affected series in accordance with the instructions of the Depository. Neither the Corporation, the Issuing and Paying Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively act and rely on, and shall be protected in acting and relying on, such instructions. Upon the issuance of such Debenture certificates, each of the Corporation, the Issuing and Paying Agent and the Trustee shall recognize the holders of such Debenture certificates as Debentureholders hereunder.

(4) The Corporation may agree to allow for the re-registration of certificated Debentures under the Book-Entry System and, upon notice in writing from the Corporation to that effect, the Trustee shall forthwith deliver notice thereof to each registered holder of such Debentures. Upon surrender by any such Debentureholder of its Debenture certificate accompanied by instructions for re registration of the Debenture under the Book-Entry System, such Debenture shall thereafter be re-issued under the Book-Entry System and be subject to subsections (1), (2), (3) and (4) of this Section, mutatis mutandis.

SECTION 5 — REPRESENTATIONS AND WARRANTIES

5.1 Corporation Representations

The Corporation represents and warrants (all of which representations and warranties the Corporation hereby acknowledges are being relied upon by the Trustee and the holders) that as of the date hereof:

(1) Existence and Powers. The Corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of Canada and has all necessary power and authority to own, lease and operate its properties and conduct its business as now carried on by it or as contemplated hereunder to be carried on by it, and to enter into, execute and perform its obligations under each of the Keep Well Agreement and the Debenture Documents to which it is a party.

(2) Due Authorization. Each of the Keep Well Agreement and the Debenture Documents to which the Corporation is a party has been duly authorized by all necessary corporate action on the part of the Corporation.

(3) Due Execution and Delivery. Each of the Keep Well Agreement and the Debenture Documents to which the Corporation is a party has been duly executed and delivered by or on its behalf, and the obligations under such documents constitute legal, valid and binding obligations thereof enforceable against it in accordance with their respective terms subject to applicable bankruptcy, insolvency and other laws of general application limiting the enforceability of creditor’s rights and to the fact that specific performance is an equitable remedy available only in the discretion of the court.

(4) Accountants. The auditors who reported upon the comparative audited financial statements of the Corporation and Honda, each for the periods ended March 31, 2005 and 2004 are appropriately qualified in the relevant jurisdiction and are independent of the Corporation and Honda.

(5) No Defaults; Regulatory Approvals. The Corporation is not in violation of its constating documents, and except as may be set forth in Schedule 5.1(5), is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, lease or other instrument to which it is a party or by which it or its properties may be bound, which default would have a material adverse effect upon the business of the Corporation, and the execution and delivery of each of the Keep Well Agreement and the Debenture Documents to which it is a party and the consummation of the transactions contemplated herein and therein will not conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Corporation pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Corporation is a party or by which any of the property or assets of the Corporation is subject, nor will such action result in any violation of the provisions of the constating documents of the Corporation or any applicable law, administrative regulation or court decree to which the Corporation is subject, and no consent, approval, authorization, order or decree of any court or Governmental Body in Canada is required for the consummation by the Corporation of the transactions contemplated by the Keep Well Agreement or any Debenture Documents except such as have already been obtained and are in full force and effect. No condition, event or act has occurred which could constitute a Default or Event of Default.

(6) Legal Proceedings; Contracts. Except as may be set forth in Schedule 5.1(6), there is no action, suit or proceeding before or by any court or Governmental Body, domestic or foreign, now pending or, to the knowledge of the Corporation, threatened against or affecting, the Corporation which relates to this Indenture or any of the transactions contemplated hereby or which in the reasonable opinion of the Corporation is likely to result in any material adverse change in the condition, financial or otherwise, of the Corporation, or in the earnings, business affairs or business prospects of the Corporation or in the properties or assets of the Corporation.

(7) Ranking. The Debentures rank pari passu with all other senior unsecured, unsubordinated Indebtedness of the Corporation that is not mandatorily preferred by law.

(8) Material Adverse Change. Since the date of the Corporation’s audited financial statements as at March 31, 2005, there has been no material adverse change, financial or otherwise, in the business, operations, assets, liabilities (contingent or otherwise) of the Corporation.

SECTION 6 — COVENANTS OF THE CORPORATION

6.1 Positive Covenants

So long as any Debentures remain outstanding or other amount is owed by the Corporation hereunder, the Corporation shall perform and observe each of the following covenants and conditions:

(1) Payment When Due. The Corporation will duly and punctually pay or cause to be paid to the holder of every Debenture the principal thereof and interest accrued thereon (including, in the case of default, interest on the amount in default) on the dates and at the places, in the currency and in the manner specified herein and in such Debenture and shall duly and punctually pay or cause to be paid all other amounts required to be paid by it to the Trustee and the Debentureholders pursuant to this Indenture or any of the other Debenture Documents at the times, in the currencies and in the manner set forth herein or therein.

(2) Observance of Covenants. The Corporation shall observe and perform all of the covenants, agreements, terms and conditions to be observed and performed by it in the Keep Well Agreement, this Indenture and other Debenture Documents.

(3) To Carry on Business. The Corporation will at all times maintain its corporate existence (except as permitted by Section 9) and will carry on and conduct its business in a proper, efficient and businesslike manner and in accordance with good business practice. It will keep proper books of account in accordance with GAAP.

(4) To Pay Trustee’s Remuneration. The Corporation will pay the Trustee reasonable remuneration for its services as trustee hereunder and will repay to the Trustee on demand all reasonable expenses, disbursements and advances which shall have been incurred, made or paid by the Trustee in and about the execution of the trusts hereby created, except any such expense, disbursement or advance as may arise from the Trustee’s negligence or bad faith, and such moneys shall be payable out of any funds coming into possession of the Trustee in priority to any of the Debentures or interest thereon. The said remuneration shall continue to be payable until the trusts hereof be finally and fully performed and whether or not the trusts of this Indenture shall be in course of administration by or under the direction of a court.

(5) To Provide Financial Statements. As soon as available, but in any event within 150 days after the end of each fiscal year of each of the Corporation and Honda, except to the extent such information is publicly available, the Corporation will furnish to the Trustee for distribution to each of the Debentureholders copies of the audited consolidated balance sheet of the Corporation or Honda, as applicable, as at the end of such fiscal year and the related audited consolidated statements of income, retained earnings and changes in financial position of the Corporation or Honda, as applicable, for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year of the Corporation or Honda, as applicable, and reported on by KPMG LLP or other independent chartered accountants of nationally-recognized standing.

(6) Not to Extend Time for Payment of Interest. In order to prevent any accumulation after maturity of unpaid interest, the Corporation will not directly or indirectly extend or assent to the extension of time for payment of any interest or principal upon any Debentures and the Corporation shall deliver to the Trustee all Debentures when paid as evidence of such payment.

(7) Keep Well Agreement. The Corporation shall take all actions necessary to enforce any rights it may have under the Keep Well Agreement and will not waive any rights thereunder (except to the extent that any such failure to enforce or waiver would not be prejudicial to Debentureholders). The Corporation shall not agree to any modification, amendment or termination of the Keep Well Agreement except in accordance with the provisions thereof.

(8) Trustee May Perform Covenants. If the Corporation shall fail to perform any covenant on its part herein contained, the Trustee may in its discretion, perform any of the said covenants capable of being performed by it, notify the Debentureholders of such failure and, if any such covenant requires the payment or expenditure of money, it may make such payment or expenditure with its own funds, or with money borrowed by or advanced to it for such purposes, but shall be under no obligation so to do; and all sums so expended or advanced shall be repayable by the Corporation in the manner provided in Section 6.1(4), but no such performance or payment shall be deemed to relieve the Corporation from any Default or Event of Default caused by such failure.

(9) Notice of Defaults; Compliance Certificate. The Corporation shall promptly after becoming aware of the occurrence thereof notify the Trustee of any Default or Event of Default; and in any event shall deliver to the Trustee not later than 30 days after the end of each semi annual period ending March 31 and September 30 of the Corporation a Certificate of the Corporation stating that no Default or Event of Default is then continuing, or describing the nature of any Default or Event of Default that is then continuing, and also stating that, during such semi annual period, no material adverse change has occurred with respect to the Corporation or, to the best knowledge of the officer giving such certificate, with respect to Honda, or describing the nature of any such material adverse change.

(10) Rating. The Debentures of any series shall continue to be rated by the Rating Agency so long as any Debentures of that series remain outstanding.

6.2 Negative Pledge

So long as any Debentures remain outstanding or other amount is owed by the Corporation hereunder, the Corporation shall not, and shall ensure that its Subsidiaries do not, grant, create, assume or permit to exist any Lien upon any of the properties or assets of the Corporation or any of its Subsidiaries, other than Permitted Liens to secure any Indebtedness of the Corporation or any of its Subsidiaries unless, in each case, the Debentures or series of Debentures are secured equally and rateably with all Indebtedness secured by such Lien.

6.3 Waiver of Certain Covenants

The Corporation may omit in any particular instance to comply with any term, provision or condition to which the Corporation is subject with respect to the Keep Well Agreement or Debenture Documents (other than of the nature referred to in Section 10.2(2)) if before the time for such compliance the Corporation shall have obtained the consent in writing of the Debentureholders by Extraordinary Resolution, but no such consent shall extend to or affect such term, provision or condition except to the extent expressly so consented to, and, until such consent shall become effective, the obligations of the Corporation and the duties of the Trustee, as applicable, in respect of any such term, provision or condition shall remain in full force and effect.

6.4 Solicitation of Debentureholders

So long as there are any Debentures outstanding, the Corporation will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Indenture or the Debentures with any holder of Debentures unless each holder of Debentures (irrespective of the amount of Debentures then owned by it) shall have been informed thereof by the Corporation. The Corporation shall make any request for such waiver or amendment to the Trustee and the Trustee with the approval of the requisite Debentureholders in accordance with the terms of this Indenture, shall execute and deliver such waivers and amendments. Without derogating from the right of the Corporation to rely upon a Debentureholders’ Request or an Extraordinary Resolution in accordance with the provisions hereof and subject to the Corporation’s rights to purchase Debentures for cancellation in accordance with the provisions of Section 3.4, the Corporation will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of Debentures as consideration for or as an inducement to the entering into by any holder of Debentures of any waiver or amendment of any of the terms and provisions of this Indenture or the Debentures unless such remuneration is concurrently paid, on the same terms, rateably to all holders of Debentures, regardless of whether each such holder has in fact executed and delivered the waiver or amendment.

SECTION 7 — DEFAULT AND ENFORCEMENT

7.1 Events of Default

The occurrence of any one or more of the following events shall constitute an Event of Default under this Indenture:

(1) Payment of Debentures. The Corporation shall fail to pay all or any part of the principal of, (whether at stated maturity, by acceleration or otherwise) or interest on, any Debenture when due under any provision hereof or of such Debenture and such default shall have continued for a period of seven (7) days.

(2) Payment of Other Amounts. The Corporation shall fail to pay any amount under this Indenture (other than an amount described in Section 7.1(1)) when the same shall become due and payable, and such failure shall have continued for a period of sixty (60) days after a Debentureholders’ Request or after written notice from the Trustee requiring such default to be remedied has been given to the Corporation.

(3) Failure to Observe Certain Covenants. The Corporation shall fail to perform or observe any of its covenants or obligations under the Keep Well Agreement, this Indenture or any of the other Debenture Documents (other than a covenant or obligation whose breach or default in performance is specifically dealt with elsewhere in this Section 7.1), and if such failure is capable of being amended by the Corporation such failure shall not have been remedied within sixty (60) days after a Debentureholders’ Request or after written notice from the Trustee requiring such default to be remedied has been given to the Corporation.

(4) Cross Default. An acceleration of, or failure to pay when due and payable, indebtedness for money borrowed of the Corporation exceeding an aggregate of $25,000,000, provided that such acceleration is not rescinded or annulled, or such failure is not remedied, within ten (10) days after written notice thereof has been given to the Corporation by the Trustee or by the holders of not less than 25% in aggregate principal amount of the Debentures then outstanding.

(5) Dissolution Proceedings. A resolution is passed, or an order of a court of competent jurisdiction is made, that the Corporation or Honda be liquidated, wound up or dissolved otherwise than as permitted by Section 9.

(6) Voluntary Bankruptcy or Insolvency. The Corporation or Honda is adjudged or declared bankrupt or becomes insolvent or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due, ceases carrying on any substantial part of its business or paying its debts generally as they become due, or petitions or applies to any tribunal for the appointment of a receiver or trustee for it or for any substantial part of its property, or commences any proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or by any act indicates its consent to, approval of, or acquiescence in, any such proceeding for it or for all or a substantial part of its property.

(7) Involuntary Bankruptcy or Insolvency. Any Person commences a proceeding against the Corporation or Honda to declare it bankrupt or insolvent or petitions or applies to any tribunal for the appointment of a receiver or trustee for it or for any substantial part of its property, or commences any proceedings relating to it under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, and either the order sought is granted or such proceeding is not at all times contested and in any event withdrawn or dismissed within sixty (60) days after its commencement.

(8) Appointment of Receiver. A receiver, receiver and manager, receiver-manager, custodian, liquidator or trustee, or any Person with like powers, (a “Receiver”) shall be appointed for all or any substantial part of the property of the Corporation or Honda.

(9) Issuance of Execution. A writ, execution or attachment or similar process is enforced or levied against any of the property of the Corporation or Honda which, if not released, bonded, satisfied, discharged, vacated or stayed, would have a material adverse effect upon the business of the Corporation or Honda and such writ, execution, attachment or similar process is not released, bonded, satisfied, discharged, vacated or stayed within the earlier of disposition of such property or thirty (30) days after its entry, commencement or levy.

(10) Action by Encumbrancer. An encumbrancer or lienor takes possession of all or a substantial part of the property of the Corporation or Honda unless the Corporation or Honda is contesting such possession and either the same is released, bonded, satisfied, discharged, vacated or stayed within thirty (30) days of such possession or the Corporation or Honda, as applicable, provides to the Trustee such security for the payment of such encumbrance or Lien as the Trustee shall reasonably require.

(11) Keep Well Agreement. Subject to Section 7.1(12), the Keep Well Agreement ceases to be binding upon Honda or Honda’s obligations in relation to the Keep Well Agreement become or are invalid, void or unenforceable in any respect or Honda shall fail to perform or observe any of its covenants or obligations under the Keep Well Agreement or a default has occurred under the Keep Well Agreement and in each case, such failure or default shall continue for a period of thirty (30) days.

(12) Amendment to Keep Well Agreement. The Keep Well Agreement shall be amended, modified or terminated except as provided in the Keep Well Agreement.

7.2 Notice on Default

(1) If a Default or an Event of Default occurs and is continuing the Trustee shall, within thirty (30) days after it receives written notice of the occurrence of such Default or Event of Default, give notice of such Default or Event of Default to the applicable Debentureholders.

(2) Where notice of the occurrence of a Default or an Event of Default has been given and the Default or Event of Default is thereafter cured, notice that the Default or Event of Default is no longer continuing shall be given by the Trustee to the applicable Debentureholders within a reasonable time and in any event within thirty (30) days after the Trustee receives written notice that the Default or Event of Default has been cured.

7.3 Acceleration on Default

(1) If an Event of Default has occurred and is continuing the Trustee may, and shall upon receipt of a Debentureholders’ Request from the holders of the Debentures of any series, declare the principal of and interest on the Debentures of such series and all other money payable hereunder with respect to such Debentures to be immediately due and payable, whereupon the same shall be immediately paid by or on behalf of the Corporation to the Trustee for the benefit of the holders of such Debentures all without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Corporation. Such payment when made shall be deemed to have been made in satisfaction and discharge of the Corporation’s payment obligations hereunder in respect of the Debentures of the applicable series and any moneys so received by the Trustee shall be applied as herein provided.

(2) In the case of the occurrence of an Event of Default described in any of subsections 7.1(6) through (10), the principal of and interest on the Debentures then outstanding and any other moneys payable hereunder to be due and payable shall forthwith become immediately due and payable to the Trustee without any declaration or other act on the part of the Trustee or any Debentureholder, notwithstanding anything contained herein to the contrary, and the Corporation shall pay forthwith to the Trustee for the benefit of the Debentureholders the principal of and accrued and unpaid interest (including interest on amounts in default) on the Debentures and all other moneys payable hereunder, together with subsequent interest thereon at the rate borne by the Debentures from the date of such declaration until payment is received by the Trustee. Such payment when made shall be deemed to have been made in discharge of the Company’s obligations hereunder and any moneys so received by the Trustee shall be applied as provided in Section 7.7.

7.4 Waiver of Default

If an Event of Default has occurred the holders of the Debentures of any series by Extraordinary Resolution of such holders shall have the power to instruct the Trustee to waive such Event of Default insofar as it is applicable to such series and annul any declaration made by the Trustee pursuant to Section 7.3 with respect to such series and the Trustee must thereupon waive such Event of Default and annul such declaration insofar as it is applicable to such series; provided that no such waiver or annulment shall extend to or affect any other series of Debentures or any subsequent Default or Event of Default or impair any right consequent thereto.

7.5 Remedies in Case of Default

(1) Subject to the provisions of Section 7.4, if the Corporation shall have failed to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 7.3, the principal of and interest on all Debentures of each applicable series then outstanding, together with all other amounts due hereunder with respect thereto, the Trustee may in its discretion and shall upon receipt of a Debentureholders’ Request of the holders of such series and upon being indemnified and funded to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal of and interest on all the Debentures of such series then outstanding, together with any other amounts due hereunder with respect thereto by such proceedings authorized by this Indenture or by law or equity as counsel to the Trustee shall deem expedient or as the Trustee shall in such request shall have been directed to take.

(2) The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the Debentureholders, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claims of the Trustee and of the Debentureholders allowed in any liquidation, insolvency or bankruptcy proceedings relative to the Corporation or its creditors or relative to or affecting its properties.

(3) The Trustee is hereby irrevocably appointed (and the successive respective holders of the Debentures by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Debentureholders or on behalf of the Debentureholders as a class, subject to deduction from any such claims of the amounts of any claims filed by any of the Debentureholders themselves, to prepare and file any proof of debt, amendment of proof of debt, claim, petition or other document in any liquidation, insolvency or bankruptcy proceedings relative to the Corporation or its creditors or relative to or affecting its properties and to receive payments of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Debentureholders as may be necessary or advisable in the opinion of Counsel to the Trustee in order to have the respective claims of the Trustee and the Debentureholders against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims.

(4) All rights of action under the Keep Well Agreement, hereunder or under the other Debenture Documents may be enforced by the Trustee without the possession of any of the Debentures or the production thereof on the trial or other proceedings relative thereto.

(5) No course of dealing on the part of the Trustee or any Debentureholder nor any delay or failure of the Trustee or of the Debentureholders to exercise any remedy referred to in this Section 7 will operate as a waiver of any such remedy or will be construed to be a waiver of any Event of Default or Default hereunder or acquiescence therein or will otherwise prejudice any rights, powers or remedies of the Trustee or such holder.

(6) Unless and until it has been required so to do under the terms hereof, the Trustee is not bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it under the Keep Well Agreement, hereunder or under the other Debenture Documents; nor will the Trustee be required to take notice of an Event of Default or Default or any default hereunder, other than in payment of any moneys required by any provision hereof to be paid to it, unless and until such time as the Trustee has actual knowledge of, or has received notice of, such Event of Default or any default hereunder and in the absence of actual knowledge or any such notice and subject as aforesaid, the Trustee may assume that the Corporation is not in default hereunder.

7.6 Suits by Debentureholders

No holder of any Debenture has the right to institute any action or proceeding or to exercise any other remedy authorized by this Indenture for the purpose of enforcing any right on behalf of the Debentureholders of any series thereof or for the execution of any trust or power hereunder or to have the Corporation wound up or to file or prove a claim in any liquidation, insolvency or bankruptcy proceedings, unless an Extraordinary Resolution of the holders of the Debentures of the applicable series has been provided to the Trustee and the Trustee has been otherwise properly indemnified and funded, and the Trustee shall have failed to act within a reasonable time (but in any event, not later than ten (10) days) thereafter; provided, however, that nothing contained in this Section 7.6 or in this Indenture shall prohibit any Debentureholder from filing its own proof of claim in any liquidation, reorganization or bankruptcy proceeding. If the Trustee has so failed to act, then, in the absence of an Extraordinary Resolution of Debentureholders of the applicable series directing the Trustee not to act, and subject to there not having been passed an Extraordinary Resolution of the holders of the Debentures of the applicable series to the contrary, any Debentureholder of the applicable series, or group of Debentureholders of the applicable series acting in concert, either acting for itself or themselves or on behalf of all Debentureholders of such series shall be entitled to take any of the proceedings that the Trustee might have taken hereunder. No Debentureholder has any right in any manner whatsoever to effect, disturb or prejudice the rights hereby created by its action or to enforce any right hereunder or under any Debenture, except subject to the conditions and in the manner herein provided. Any money received as a result of a proceeding taken by any Debentureholder hereunder must be forthwith paid to the Trustee.

7.7 Application of Money Received by Trustee

Except as herein otherwise provided, the money arising from any enforcement of the provisions hereof or of the other Debenture Documents must be held by the Trustee and forthwith applied, together with any other money in the hands of the Trustee available for the purpose, as follows:

(a)

first, to pay or reimburse to the Trustee the remuneration, expenses, disbursements and advances of the Trustee earned, incurred or made in the administration or execution of the trusts hereunder or otherwise in relation to this Indenture (including reasonable fees and disbursements of legal counsel and other advisors and assistants, required in connection herewith and not regularly employed by the Trustee), with interest thereon as herein provided and any other amounts due and owing to the Trustee hereunder;

(b)	second, to pay or reimburse to the Debentureholders of the relevant series rateably and proportionately the expenses and disbursements incurred or made by them as permitted or required hereunder relative to such enforcement with interest thereon as herein provided;

(c)	third, to pay interest on any overdue interest on all Debentures and thereafter pay the accrued and unpaid interest on all Debentures and interest on any other money owing under the provisions of this Indenture and thereafter to pay the principal of such Debentures as are then due and payable; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid, then pro rata among the holders of the applicable Debentures according to the aggregate of such interest or principal, as the case may be;

(d)	fourth, to pay any other liabilities of the Corporation under the Debenture Documents; and

(e)	fifth, to pay the surplus, if any, of such money to the Corporation;

provided, however, that no payment shall be made pursuant to Section 7.7(c) in respect of any Debenture for which the Trustee has received written notice that such Debenture is held, directly or indirectly, by or for the benefit of the Corporation or any of its Subsidiaries or Affiliates (other than any Debenture pledged for value and in good faith to a Person other than the Corporation or any of its Subsidiaries or Affiliates, but only to the extent of such Person’s interest therein) except after the prior payment in full of the principal and interest on the Debentures which are not so held together with any other amounts due under the Debenture Documents.

Without affecting the rights as between the Corporation and the Debentureholders as set forth in this Section, each Debentureholder may choose to internally account for any amount it receives in whatever manner such Debentureholder chooses.

7.8 Distribution of Proceeds

Payments to holders of any Debentures pursuant to Section 7.7(c) must be made as follows:

(1) at least fifteen (15) days’ notice of every such payment must be given specifying the time when and the place or places (if any) where such Debentures are to be presented and the amount of the payment and the application thereof as between principal, interest and any other amount;

(2) payment of any principal of each Debenture will be made upon presentment thereof at any one of the places specified in such notice and any such Debenture thereby paid in full must be surrendered, or, if partially paid, a memorandum of such payment must be endorsed thereon. The Trustee may in its discretion dispense with presentment and surrender or endorsement in any special case upon such indemnity being given as the Trustee deems sufficient; and

(3) from and after the date of payment specified in the notice, interest will accrue only on the amount owing on each Debenture after giving credit for the amount of the payment specified in such notice unless payment of such amount is not made upon presentation of such Debenture if and as required.

7.9 Trustee Appointed Attorney

The Corporation hereby irrevocably appoints the Trustee to be the attorney in fact of the Corporation in the name and on behalf of the Corporation to execute any instruments and do any acts and things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture and generally to use the name of the Corporation in the exercise of all or any of the powers hereby conferred on the Trustee, with full powers of substitution and revocation.

7.10 Remedies Cumulative

No remedy herein conferred upon or reserved to the Trustee or the Debentureholders is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing by law or by statute.

SECTION 8 — SATISFACTION AND DISCHARGE

8.1 Cancellation and Destruction

All matured Debentures must, forthwith upon payment thereof in full, be cancelled and delivered to the Issuing and Paying Agent. The Issuing and Paying Agent shall deliver the cancelled Debentures to the Trustee and prepare and retain a certificate of such cancellation and if requested in writing by the Corporation, deliver a duplicate thereof to the Corporation and the Trustee in respect of all Debentures cancelled or required to be cancelled under this or any other provision of this Indenture.

8.2 Non-Presentment of Debentures

Subject to the provisions of Sections 2.7 and 2.9, if the holder of any Debenture fails to present the same for payment on the date on which the principal thereof or the interest thereon becomes payable either at maturity or otherwise, the Corporation is entitled:

(1) to pay to the Trustee and direct it to set aside, or

(2) in respect of money in the hands of the Issuing and Paying Agent that may or should be applied to the payment or redemption of such Debenture, to direct the Issuing and Paying Agent to pay to the Trustee to be set aside, the principal money or the interest, as the case may be, in trust to be paid to the holder of such Debenture upon due presentment and surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal money or the interest payable on or represented by each Debenture in respect of which such money has been set aside will be deemed to have been paid and the holder thereof will thereafter have no right in respect thereof except to receive payment of the money so set aside by the Trustee (without interest on such money) upon due presentment and surrender thereof, subject always to the provisions of Section 8.3.

8.3 Release from Covenants and Discharge

Upon evidence being given by all of the Debentureholders to the reasonable satisfaction of the Trustee that the principal of all Debentures and interest (including interest on amounts in default) thereon and other money payable hereunder have been indefeasibly paid to the Debentureholders, on maturity or otherwise (which evidence the Debentureholders shall give to the Trustee forthwith following such payment), and upon payment of all costs, charges and expenses properly incurred by the Trustee hereunder and all interest thereon and the remuneration of the Trustee, or upon provision satisfactory to the Trustee being made therefor pursuant to Section 8.2, the Trustee must, at the request and at the expense of the Corporation (i) execute and deliver to the Corporation such deeds or other instruments as are necessary to release the Corporation from its covenants herein contained or contained in the Debentures except those relating to the indemnification of the Trustee and (ii) release and discharge the Keep Well Agreement, this Indenture and the other Debenture Documents and the security created thereby and execute and deliver such instruments as it is advised by an opinion of Counsel are requisite for that purpose.

SECTION 9 — SUCCESSOR CORPORATIONS

9.1 Certain Requirements in Respect of Merger, etc.

The Corporation will not enter into any transaction or series of related transactions (whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of the undertaking and assets of the Corporation would become the property of any other Person or, in the case of amalgamation, of the continuing corporation resulting therefrom unless:

(1) such other Person is a body corporate (herein called a “Successor Corporation”) incorporated under the laws of Canada or any province thereof;

(2) the Successor Corporation executes and delivers to the Trustee, contemporaneously with the consummation of such transaction, such instruments as (i) are satisfactory to the Debentureholders (expressed by Extraordinary Resolution of the holders of each series of Debentures), provided that if such transaction is an amalgamation under the CBCA of the Corporation and one or more of its Affiliates such requirement that the instrument be satisfactory to the Debentureholders shall not apply and (ii) in the opinion of legal counsel, are necessary or advisable to evidence its agreement to observe and perform all the covenants and obligations of the Corporation under the Keep Well Agreement and Debenture Documents, and the Trustee shall be provided with an opinion of legal counsel addressed and acceptable to the Trustee as to the enforceability of such instruments against the Successor Corporation;

(3) Honda executes and delivers to the Trustee, contemporaneously with the consummation of such transaction in form satisfactory to the Trustee acting reasonably, a confirmation of its obligations under the Keep Well Agreement in respect of the Debentures;

(4) no condition or event exists in respect of the Corporation or the Successor Corporation at the time of such transaction and after giving full effect thereto that would constitute a Default or an Event of Default, as confirmed by a certificate of the Corporation and the Successor Corporation; and

(5) any approval or consent of any Governmental Body having jurisdiction over the Corporation or any of the businesses of the Corporation reasonably necessary to such transaction shall have been procured by the Corporation, as confirmed by a Certificate of the Corporation and the Successor Corporation.

9.2 Vesting of Powers in Successor

Whenever the conditions of Section 9.1 have been observed and performed, the Trustee shall join in such documents and do such acts as are required in order to effect the intent of Section 9.1(2) hereof and the Successor Corporation will thereupon succeed to (but without releasing the Corporation) the Corporation, with the same effect as if the Successor Corporation had been named herein as the party to the Keep Well Agreement and Debenture Documents to which the Corporation was party, and the Successor Corporation will possess and from time to time may exercise each and every right and power of the Corporation or under the Keep Well Agreement and Debenture Documents to which it is party, in the name of the Corporation or otherwise, and any act or proceeding required by any provision of the Keep Well Agreement, this Indenture, or any other Debenture Document to be done or performed by any Directors or officers of the Corporation, may be done and performed with like force and effect by the like Directors or officers of a Successor Corporation.

9.3 Notice to the Debentureholders

The Trustee agrees to forthwith give notice to the Debentureholders of any transaction referred to in Section 9.1 of which it is aware.

SECTION 10 — SUPPLEMENTAL INDENTURES

10.1 Supplemental Indentures Without Consent of Holders

The Corporation and the Trustee, at any time and from time to time, may without the consent of any Debentureholders, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Corporation and the assumption by any such successor of the covenants and obligations of the Corporation contained herein and in the Debentures in accordance with the provisions of Section 9;

(2) to add to the covenants of the Corporation for the benefit of the holders of Debentures or to surrender any right or power herein conferred upon the Corporation;

(3) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

(4) to correct any minor defects or errors; or

(5) to establish the terms of any Additional Debentures as contemplated by Section 3.2(2),

provided that, except in the case of section 10.1(5), the Trustee gives not less than fourteen (14) days prior written notice to each of the Debentureholders of the proposed supplemental indenture and the content thereof. The Trustee shall deliver a true copy of each supplemental indenture entered into pursuant to this Section 10.1 to each of the Debentureholders.

10.2 Supplemental Indentures With Consent of Holders

(1) Subject to Section 10.2(2), with the consent of the holders by Extraordinary Resolution of the holders of the Debentures of any series (which consent may be subject to such conditions as such Debentureholders may require), the Corporation and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect Debentures of such series or of modifying in any manner the rights of the holders of such Debentures under this Indenture or any of the other Debenture Documents.

(2) Notwithstanding any other provision hereof:

(a)	a change in the timing of any payment of the principal of, or any interest on, any Debenture which is stated to be due and payable, or change the time at which any Debenture may or shall be repayable or reduce the principal amount thereof or the rate of interest thereon, or change the currency in which any Debenture or any premium or the interest thereon is payable, or

(b)	a reduction in the percentage in principal amount of the outstanding Debentures, the consent of whose holders is required for any supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

(c)	a modification of any of the provisions of Sections 3.4, 3.7, 6.1(5), 6.1(10), 6.2, 6.3, 6.4, 7.1, 7.3, 7.4, 10.1 or 10.2, or

(d)	a change in the definition of Extraordinary Resolution in Section 14.12 shall require the consent of the holders of at least 95% of the principal outstanding amount of any series of Debentures so affected (which consent may be subject to such conditions as such Debentureholders may require). The Trustee shall deliver a true copy of each supplemental indenture entered into pursuant to this Section 10.2 to each of the Debentureholders.

10.3 Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Section 10.3 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of legal counsel acceptable to the Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

10.4 Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Section 10, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 11 — ADMINISTRATION OF THE TRUST

11.1 Sufficiency of Execution of Instruments

Any order, request, direction, certificate or other instrument to be made or given by the Corporation under any of the provisions hereof will, unless otherwise provided, be deemed sufficiently executed if executed by any Responsible Officer holding office at the time of signing. The Trustee may receive a Certificate of the Corporation as sufficient evidence of the passage of any resolution of the Directors or of the shareholders of the Corporation.

11.2 Trustee May Require Indemnity

Subject to Section 12.1 hereof, the Trustee will not be required to take any measures to enforce this Indenture or any covenant herein contained until furnished with sufficient funds for the purpose and indemnified to its reasonable satisfaction. In no circumstances shall the Trustee be required to expend or risk its own funds or other assets.

11.3 Trustee May Employ Assistants

The Trustee may employ such counsel who may but need not be counsel for Corporation, accountants, engineers, appraisers, other experts, agents, agencies and advisors as it may reasonably require for the purpose of discharging its duties under this Indenture or any agreement entered into in connection herewith, and the Trustee may act and shall be protected in acting in good faith on the opinion or advice or on information obtained from any such parties and shall not be responsible for any misconduct on the part of any of them. The costs of such services shall be added to and be part of the Trustee’s fee hereunder.

11.4 Trustee May Act on Opinions or Advice

Except as otherwise provided herein, the Trustee may, in relation to this Indenture, if it is acting in good faith, act and rely on the opinion or advice of or on information obtained from any legal counsel, notary, valuer, surveyor, engineer, broker, auctioneer, accountant or other expert, whether obtained by the Trustee or by the Corporation or otherwise.

11.5 Trustee May Rely upon Declarations

In the exercise of its rights and duties, the Trustee may, if it is acting in good faith, act and rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon a statutory declaration, opinion, report, request, direction, instruction, certificate or other document furnished to the Trustee in connection with this Indenture where the Trustee examines the same and determines that it complies with the applicable requirement, if any, of this Indenture.

11.6 Corporation Must Furnish Evidence of Compliance

(1) The Corporation must furnish to the Trustee forthwith evidence of compliance with (i) the conditions precedent provided for in this Indenture relating to the issue, certification and delivery of Debentures hereunder, (ii) every covenant and condition specified in this Indenture relating to the satisfaction and discharge of this Indenture and any other action or step required or permitted by the Trustee to be taken by the Corporation hereunder, or as a result of any obligation imposed by this Indenture, or the taking of any other action to be taken by the Trustee in accordance with the terms hereof or at the request of or on the application of the Corporation.

(2) Subject to any additional requirements under Applicable Laws, such evidence will consist of (i) a Certificate of the Corporation stating that such conditions precedent have been complied with in accordance with the terms of this Indenture and (ii) in the case of conditions precedent, compliance with which are by this Indenture subject to review or examination by Counsel, an opinion of such Counsel that such conditions precedent have been complied with in accordance with the terms of this Indenture.

(3) Whenever such evidence relates to a matter other than the certification and delivery of Debentures and the satisfaction and discharge of this Indenture, such evidence may, consist of or otherwise be in accordance with a report or opinion of any legal counsel, auditor, accountant, engineer or appraiser or any other Person whose qualifications give authority to a statement made by that Person, but if such report or opinion is furnished by a Director, officer or employee of the Corporation it must be in the form of a statutory declaration or a certificate.

(4) Evidence furnished to the Trustee under this Section 11.6 must include (i) a statement by the Person giving the evidence declaring that such Person has read and understands the provisions hereof relating to the conditions precedent with respect to compliance with which such evidence is being given, (ii) a statement describing the nature and scope of the examination or investigation upon which the statements or opinions contained in the evidence are based, and (iii) a statement declaring that, in the belief of the Person giving the evidence, such Person has made such examination or investigation as is necessary to enable such Person to make the statements or give the opinions contained or expressed therein.

11.7 Trustee May Accept Certificate of the Corporation

Except in cases where some other mode of proof is required by this Indenture, the Trustee will be at liberty to accept a Certificate of the Corporation (i) as to any statements of fact, as evidence of the truth of such statements, and (ii) to the effect that any particular dealing or transaction or step or thing is, in the opinion of the officers so certifying, expedient, as evidence that it is expedient; provided that the Trustee may in its sole discretion require from the Corporation or otherwise further evidence or information before acting or relying on such certificate.

11.8 Trustee May Act on Instruments Believed Genuine

The Trustee will not be bound to act in accordance with any direction, order or request of the Corporation or of its Directors until a direction, order, request or Certified Resolution of the Corporation, as appropriate has been delivered to the Trustee, and the Trustee will be empowered to act upon any such instrument purporting to be authenticated and believed by the Trustee to be genuine.

11.9 Counsel Fees Need Not be Assessed

Whenever by this Indenture the Trustee is authorized to employ legal counsel, the costs of such legal counsel need not be assessed unless the Trustee or the Corporation deems it necessary to assess the same, but may be fixed by the Trustee and paid as a lump sum whether incurred before or after a declaration has been made under Section 7.3 hereof or before or during proceedings taken to enforce the provisions of this Indenture and no costs paid in good faith by the Trustee under the provisions of this Section 11.9 will be disallowed in the taking of any accounts by reason only of the fact that such costs are greater than they might have been if assessed or by reason of their not having been assessed but such costs so paid by the Trustee will be allowed and paid to the Trustee.

11.10 No Person Dealing with Trustee Need Enquire

No Person dealing with the Trustee need be concerned to enquire whether the powers that the Trustee is purporting to exercise have become exercisable, or whether any money remains due upon the Debentures or to see to the application of any money paid to the Trustee.

11.11 Investment of Trust Monies

Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank listed in Schedule I of the Bank Act (Canada) or deposited for safekeeping with any such bank. Unless herein otherwise expressly provided, any monies so held pending the application or withdrawal thereof under any provisions of this Indenture shall be deposited in a trust account in the name of the Trustee (which may be held with the Trustee or an affiliate or related party of the Trustee), which account shall be non-interest bearing. Upon receipt of a written direction from the Corporation, the Trustee shall invest such monies in its name in Authorized Investments (as defined below) in accordance with such direction. Any direction from the Corporation to the Trustee shall be in writing and shall be provided to the Trustee no later than 9:00 a.m. on the day on which the investment is to be made. Any such direction received by the Trustee after 9:00 a.m. or received on a non-Business Day, shall be deemed to have been given prior to 9:00 a.m. the next Business Day. For the purpose hereof, “Authorized Investments” means short term interest bearing or discount debt obligations issued or guaranteed by the Government of Canada or a Province or a Canadian chartered bank (which may include an Affiliate or related party of the Trustee) provided that such obligation is rated at least R1 (middle) by Dominion Bond Rating Service Inc. or an equivalent rating service.

In addition to any written direction to invest monies in an Authorized Investment, the Trustee may hold cash balances constituting part or all of such monies and may, but need not, invest same in its deposit department or the deposit department of one of its Affiliates; however the Trustee and its Affiliates shall not be liable to account for any profit to any parties to this Indenture or to any other person or entity other than at a rate, if any, established from time to time by the Trustee or one of its Affiliates.” For the purpose of this Section 11.11 only, “Affiliate” means affiliated companies within the meaning of the Business Corporations Act (Ontario) (“OBCA”); and includes Canadian Imperial Bank of Commerce, CIBC Mellon Global Securities Services Company, Mellon Financial Corporation and Mellon Bank, N.A. and each of their affiliates within the meaning of the OBCA.

The Trustee shall not be held liable for any losses incurred in the investment of any monies in Authorized Investments.

SECTION 12 — CONCERNING THE TRUSTEE

12.1 Duty of Trustee

In the exercise of the powers, rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee must exercise that degree of care, diligence and skill that a prudent trustee would exercise in comparable circumstances.

12.2 Replacement of Trustee

(1) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation sixty (60) days’ notice in writing or such shorter notice as the Corporation may accept as sufficient. The holders may by an Extraordinary Resolution remove the Trustee and appoint a new Trustee. In the event of the Trustee resigning or being so removed by the Debentureholders or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee acceptable to the Debentureholders, unless a new Trustee has already been appointed by the Debentureholders; failing such appointment by the Debentureholders or by the Corporation, the retiring Trustee or any Debentureholder, at the Corporation’s expense, may apply to a Judge of the Ontario Court (General Division), on such notice as such Judge may direct, for the appointment of a new Trustee; but any new Trustee so appointed by the Corporation or by the Court will be subject to removal as aforesaid by the Debentureholders. Any new Trustee appointed under any provision of this Section 12.2 must be a corporation authorized to carry on the business of a trust company in the Province of Ontario. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and obligations as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Corporation, all such conveyances or other instruments as may, in the opinion of Counsel, be necessary or advisable for the purpose of assuring the same to the new Trustee. The Trustee shall, upon payment of its fees then outstanding, make available to the new Trustee copies of all books and records, whether written or otherwise recorded, relating to the administration by the Trustee of the trusts herein provided, which books and records are required by the new Trustee for the proper and efficient administration of the trusts herein provided.

(2) Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee is a party or any corporation succeeding to the trust business of the Trustee will be the successor Trustee under this Indenture without the execution of any instrument or any further act, if eligible as provided in clause (1) of this Section 12.2.

12.3 Trustee May Deal in Debentures

Subject to Section 12.6 the Trustee may, for its own account or for the account of another, buy, lend upon and deal in the Debentures either with the Corporation or otherwise, and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profit made thereby.

12.4 Trustee Not Required to Give Security

The Trustee will not be required to give security for the execution of the trusts or its conduct or administration hereunder.

12.5 Protection of Trustee

By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

(1) the Trustee will not be liable for or by reason of any statements of facts or recitals in this Indenture or in the Debentures (except the representation contained in Section 12.6 and in the certificate of the Trustee containing the applicable bylaws, resolutions and incumbency signatures relating to the execution of this Indenture (including any amendment or supplement thereto) by the Trustee ) or required to verify the same, but all such statements or recitals are deemed to be made by the Corporation;

(2) nothing herein contained will impose any obligation on the Trustee to see or to require evidence of registration or filing (or renewals thereof) of this Indenture or any instrument ancillary or supplemental hereto;

(3) the Trustee will not be bound to give any notice of the execution hereof;

(4) the Trustee will not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the covenants herein contained or of any act of the agents or servants of the Corporation;

(5) the Trustee will have no obligation to analyse any information delivered to it pursuant to Section 6.1(5) or be under any duty to analyse financial statements or evaluate the performance of the Corporation or Honda based upon such financial statements, nor shall the Trustee have, in the absence of any request from a Debentureholder accompanied by an indemnity acceptable to it, any duty to make any other examination or to require any other statement, report or opinion in respect of the Debentures; and

(6) the Trustee shall not be liable for or by reason of any failure or defect of title to, or encumbrance upon, the property or assets of the Corporation.

12.6 Conflict of Interest

(1) The Trustee represents to the Corporation that at the time of the execution and delivery hereof no material conflict of interest exists in the Trustee’s role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within thirty (30) days after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder.

(2) The Trustee is also trustee pursuant to a separate trust indenture dated September 26, 2003, as supplemented, which governs other senior unsecured debentures of the Corporation which are guaranteed by American Honda Finance Corporation.

12.7 Acceptance of Trusts

The Trustee hereby accepts the trusts in this Indenture declared and provided and agrees to perform the same upon the terms and conditions herein set forth.

12.8 Indemnity

(1) Additional to and without limiting any other protection of the Trustee hereunder or otherwise by law, the Corporation shall indemnify and save harmless the Trustee, its officers, directors, employees and agents from and against any and all liabilities, losses, claims, damages, penalties, actions, suits, demands, costs, expenses and disbursements including reasonable legal and advisor fees and disbursements of whatever kind and nature which may at any time be imposed on, incurred by or asserted against the Trustee, its officers, directors, employees and agents howsoever arising from or out of any act, omission or error of the Trustee, its officers, directors, employees and agents made in good faith in the conduct of its duties hereunder (other than out of negligence or wilful misconduct of the Trustee, its employees, officers or agents), including any deed, act, matter or thing in relation to the registration, perfection, release or discharge of security. This indemnity shall survive removal or resignation of the Trustee and discharge of this Indenture and the termination of any trusts created hereby.

(2) In no event shall the Corporation be liable to indemnify an indemnified party against any loss, expense, claims, liability or asserted liability to the extent resulting from the negligence or wilful misconduct of the indemnified party.

12.9 Notices of Debentureholders

Copies of all notices received by the Trustee hereunder shall be sent forthwith, and in any event not later than five (5) Business Days after receipt, to the Debentureholders.

12.10 Duty of Care

Subject to Section 14.1 duty of care, unless and until it shall have been required so to do under the terms hereof, the Trustee shall not be bound to do or take any act, action or proceeding in virtue of the powers conferred on it hereby, nor shall the Trustee be required to take notice of any Event of Default hereunder, other than in payment of any moneys required by any provision hereof to be paid to it or where it has actual knowledge thereof, unless and until notified in writing of such Event of Default (which notice shall distinctly specify the Event of Default desired to be brought to the attention of the Trustee) and in the absence of any such notice and subject as aforesaid, the Trustee may for all purposes of this Indenture conclusively assume that the Corporation is not in default hereunder and that no Event of Default has been made with respect to the payment of principal, premium, if any, interest on or payments in respect of the Debentures or in the observances or performance of any of the covenants, agreements or conditions contained herein. Subject to Section 14.1 and except as otherwise herein stated, any such notice or requisition shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any Event of Default or take action without any such notice or requisition.

12.11 Trustee May Accept Certificate of the Corporation

Except in cases where some other mode of proof is required by this Indenture, the Trustee will be at liberty to accept a Certificate of the Corporation (i) as to any statements of fact, as evidence of the truth of such statements, and (ii) to the effect that any particular dealing or transaction or step or thing is, in the opinion of the officers so certifying, expedient, as evidence that it is expedient; provided that the Trustee may in its sole discretion require from the Corporation or otherwise further evidence or information before acting or relying on such certificate.

12.12 Trustee May Act on Instruments Believed Genuine

The Trustee will not be bound to act in accordance with any direction, order or request of the Corporation or of its Directors until (in addition to any other conditions precedent specified herein) a direction, order, request or Certified Resolution of the Corporation, as appropriate has been delivered to the Trustee, and the Trustee will be empowered to act upon any such instrument purporting to be authenticated and believed by the Trustee to be genuine.

12.13 Clarification of Instructions

If the Trustee in good faith determines that there is a conflict between its duties as set out herein or instructions received by it from the Debentureholders, the Trustee shall advise the Debentureholders and not be required to take any action until it receives clarifying instructions.

12.14 Trust Indenture Legislation

(1) In this Section, the term “Applicable Legislation” means the provisions, if any, of the CBCA and any other statute in Canada or a province thereof, and of the regulations under any such named or other statute, relating to trust indentures and/or to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture.

(2) If and to the extent that any provisions of this Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

(3) The Corporation and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefits of Applicable Legislation.

SECTION 13 — NOTICES

13.1 Notice to Corporation

Any notice to the Corporation under the provisions hereof will be valid and effective if in writing and (i) delivered to, or mailed by registered mail, postage prepaid, addressed to the Corporation at 3650 Victoria Park Avenue, Suite 400, North York, Ontario M2H 3P7 Attention: Treasurer, or (ii) sent by facsimile to the attention of such person at (416) 754-0096, and, subject as provided in this Section 13.1, will be deemed to have been given at the time of delivery or sending by facsimile or on the fifth Business Day after mailing. Any sending by facsimile transmission shall be followed by an original copy thereof by mail, provided that the non-fulfilment of such requirement does not affect the deemed delivery by facsimile transmission. Any delivery made or facsimile sent on a day other than a Business Day, or after 4:30 p.m. (Toronto time) on a Business Day, will be deemed to have been made or sent on the next following Business Day. The Corporation may from time to time notify the Trustee and each Debentureholder of a change in address or facsimile number which thereafter, until changed by like notice, will be the address or facsimile number of the Corporation for all purposes of this Indenture.

13.2 Notice to Debentureholder

Any notice to the Debentureholders under the provisions hereof will be valid and effective if in writing and delivered to, or mailed by registered mail, postage prepaid, or sent by facsimile, in each case addressed to the Debentureholders at their addresses or facsimile numbers, if any, appearing in any Register and, subject as provided in this Section 13.2, will be deemed to have been given at the time of delivery or sending by facsimile or on the fifth Business Day after mailing. Any notices to joint holders of any Debenture may be given to such holders at the address of any such joint holder first listed in the Register mentioned, and any notice so given shall be sufficient notice to all holders of such Debenture. Any notice sent pursuant to this Section 13.2 by facsimile transmission shall be followed by an original copy thereof by mail, provided that the non-fulfilment of such requirement does not affect the deemed delivery by facsimile transmission. Any delivery made or facsimile sent on a day other than a Business Day, or after 4:30 p.m. (Toronto time) on a Business Day, will be deemed to have been made or sent on the next following Business Day.

13.3 Notice to the Trustee

Any notice to the Trustee under the provisions hereof will be valid and effective if in writing and (i) delivered or mailed by registered mail, postage prepaid, addressed to the Trustee: 320 Bay Street, P.O. Box 1, Toronto, Ontario, M5H 4A6, Attention: Director, Corporate Trust, or (ii) sent by facsimile to fax number (416) 643-5570, and, subject as provided in this Section 13.3, will be deemed to have been received at the time of delivery or sending by facsimile or on the fifth Business Day after mailing. Any sending of a notice by facsimile transmission shall be followed by an original copy thereof by mail, provided that the non-fulfilment of such requirement shall not affect the deemed delivery of such notice by facsimile transmission. Any delivery made or facsimile sent on a day other than a Business Day, or after 4:30 p.m. (Toronto time) on a Business Day, will be deemed to be made or sent on the next following Business Day. The Trustee may from time to time notify the Corporation of a change in address or facsimile number which thereafter, until changed by like notice, will be the address or facsimile number of the Trustee for all purposes of this Indenture.

13.4 Postal Service Interruption

In the case of disruption in postal services any notice, if given solely by mail, shall not be deemed to have been given until it is actually delivered.

SECTION 14 — MEETINGS OF DEBENTUREHOLDERS

14.1 Right to Convene Meeting

The Trustee may at any time and from time to time in connection with the exercise of its duties hereunder, and shall, on receipt of a request of the Corporation, or a Debentureholders’ Request, or a Debentureholders Request from the holders of the Debentures of any series, directed to it, convene a meeting of the Debentureholders or the Debentureholders of any series, as applicable. Prior to convening such meeting, the Trustee shall be indemnified to its reasonable satisfaction by the Corporation or by the Debentureholders signing such Debentureholders’ Request, as the case may be, against the costs that may be incurred in connection with the calling and holding of such meeting. If the Trustee fails, within seven (7) Business Days after receipt of such request and indemnity, to give notice convening such meeting, the Corporation or such Debentureholders, as the case may be, may convene such meeting. Every such meeting will be held in the City of Toronto or at such other place as may be approved or determined by the Trustee.

14.2 Notice

At least ten (10) Business Days’ notice of any meeting must be given to the applicable Debentureholders in the manner provided in Section 13 and a copy thereof must be sent to the Trustee in the manner set out in Section 13 unless the meeting has been called by the Trustee and to the Corporation if the Corporation has been requested to attend the meeting in the manner set out in Section 13 unless the meeting has been called by the Corporation. Such notice must state the time when and the place where the meeting is to be held and set out the general nature of the business to be transacted thereat. It is not necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Section 14. Upon consent of all applicable Debentureholders such notice may be waived.

14.3 Chair

A nominee of the Debentureholders approved by a Debentureholders’ Resolution or a Debentureholders Resolution of the holders of the Debentures of any series, as applicable, will be the chair of such meeting of Debentureholders unless a majority of the Debentureholders present thereat object in which case such Debentureholders shall nominate and appoint an individual, who need not be a Debentureholder, to be the chair of the meeting.

14.4 Quorum

Unless otherwise provided in this Indenture:

(1) at any meeting of Debentureholders, a quorum will consist of Debentureholders present in person or represented by proxy and representing more than 50% of the outstanding principal amount of the applicable Debentures;

(2) if a quorum of the applicable Debentureholders is not present within 30 minutes after the time fixed for holding the meeting the meeting will be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall stand adjourned to the next following Business Day thereafter) at the same time and place, with notice sent to each applicable Debentureholder by facsimile transmission unless the chairperson appoints some other place, day or time, of which not less than seven (7) days’ notice must be given in the manner provided in Section 13. At the adjourned meeting, when reconvened, the Debentureholders present in person or represented by proxy representing at least 25% in outstanding principal amount of the applicable Debentures will constitute a quorum notwithstanding that they may not represent 50% in outstanding principal amount of the applicable Debentures. If a quorum of the applicable Debentureholders is not present within 30 minutes after the time fixed for such adjourned meeting, the meeting will be dissolved.

14.5 Power to Adjourn

The chairperson of any meeting at which a quorum of the applicable Debentureholders is present may, with the consent of the holders of a majority in outstanding principal amount of the Debentures represented thereat, adjourn any such meeting and no notice of such adjourned meeting need be given except such notice, if any, as the meeting so adjourned may prescribe.

14.6 Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands, except that votes on Extraordinary Resolutions shall be given in the manner provided by Section 14.12. At any such meeting, unless a poll is required or duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The chairman of any meeting shall be entitled, both on a show of hands or on a poll, to vote in respect of the Debentures, if any, held by him.

14.7 Poll

On every Extraordinary Resolution, and on any other question submitted to a meeting when demanded after a vote by show of hands by the chairperson or by any Debentureholder acting in person or by proxy, a poll must be taken in such manner as the chairperson directs. Questions other than Extraordinary Resolutions will, if a poll is taken, be decided by the votes of the holders of a majority in principal amount of the Debentures represented at the meeting and voted on the poll.

14.8 Voting

On a show of hands every Person who is present and entitled to vote, whether as a Debentureholder or as proxy for one or more absent Debentureholders or both, will have one vote. On a poll each applicable Debentureholder present in person or represented by a proxy duly appointed by an instrument in writing will be entitled to one vote in respect of each $10,000 principal amount of applicable Debentures of which it is then the holder. A proxy need not be a Debentureholder. In the case of joint registered holders of a Debenture, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but if more than one of them is present in person or by proxy, they must vote together in respect of the Applicable Debentures of which they are joint registered holders.

14.9 Regulations

The Trustee, or the Corporation with the approval of the Trustee, may from time to time make and vary such regulations, in customary form, as it thinks fit (provided that the applicable Debentureholders shall be provided with copies of such regulations ten (10) Business Days prior to such regulations, variations of regulations or revocation of regulations becoming effective):

(1) providing for the form of the instrument of proxy and the manner in which the same is to be executed and the production of the authority of any Person signing on behalf of a Debentureholder;

(2) for the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Debentureholders convening the meeting, as the case may be, may in the notice convening the meeting direct, and the time before the holding of the meeting, or adjourned meeting, when the same must be deposited; and

(3) enabling particulars of such instruments appointing proxies to be mailed, cabled or sent by any other electronic means of communication before the meeting to the Corporation, to the Trustee or to the Debentureholders convening the meeting at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made will be binding and effective and the votes given in accordance therewith will be valid and counted. Except as otherwise provided in such regulations, the only Persons who will be recognized at any meeting as the holders of any Debentures, or as entitled to vote or be present at the meeting in respect thereof, will be the registered holders of Debentures and Persons duly appointed as proxy holders.

14.10 Corporation and Trustee may be Represented

The Trustee, its officers, directors, employees and its legal advisors may attend any meeting of any Debentureholders convened by the Trustee, the Corporation or any Debentureholders, but shall have no vote at such meeting. The legal advisers of any applicable Debentureholders may attend any meeting of such Debentureholders, but will have no vote at such meeting. The Corporation and its legal advisors may attend any meeting of any Debentureholders convened by the Corporation, but shall have no vote at such meeting. The Corporation and its representatives and legal advisors may attend any meeting of any Debentureholders convened by the Trustee or by such Debentureholders, if consented to by all of such Debentureholders but shall have no vote at such meeting.

14.11 Powers Exercisable by Extraordinary Resolution

Subject to Section 10.2(2) hereof, the following powers may be exercised by the Debentureholders only by Extraordinary Resolution of the holders of Debentures of the particular series:

(1) power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Debentureholders of such series against the Corporation, whether such rights arise under this Indenture, the other Debenture Documents or otherwise;

(2) power to direct or authorize the Trustee to exercise or refrain from exercising any power, right, remedy or authority given to it on behalf of the Debentureholders of such series by the Keep Well Agreement, this Indenture or the other Debenture Documents in any manner specified in such Extraordinary Resolution;

(3) power to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provision of this Indenture or the Debentures of such series and to annul or to direct the Trustee to annul, as applicable, any declaration made by the Trustee pursuant to Section 7.3, either unconditionally or upon any conditions specified in such Extraordinary Resolution;

(4) power to restrain any Debentureholder of such series from taking, instituting or maintaining any action or other proceeding for the payment of principal or interest or for the execution of any trust or power hereunder or to have the Corporation wound up or for any other remedy thereunder;

(5) power to direct any Debentureholder of such series who, as such, has instituted any such action or other proceeding to stay or otherwise discontinue or otherwise deal with any such action or proceeding upon payment, if the taking of such action or proceeding was permitted by Section 7.6, of the costs, charges and expenses reasonably and properly incurred by such holder in connection therewith;

(6) power to sanction the exchange of Debentures of such series for, or the conversion of Debentures of such series into, shares, bonds, debentures, notes or any other securities or obligations of the Corporation or any other body corporate or other entity formed or to be formed and power to sanction the distribution in specie to Debentureholders of such series of assets of the Corporation or such shares, bonds, debentures, notes or other securities or obligations;

(7) power to repeal, modify or amend any Extraordinary Resolution of the holders of Debentures of such series previously passed by such Debentureholders;

(8) power to establish and dissolve a committee, and to provide for the appointment of members thereof, to consult with the Trustee and to delegate to such committee (subject to such limitations, if any, as may be prescribed in such Extraordinary Resolution) all or any of the powers that the Debentureholders of such series can exercise by Extraordinary Resolution under the foregoing clauses (1) to (7). Such committee will consist of such number of Persons as prescribed in the Extraordinary Resolution establishing it, and the members need not themselves be Debentureholders. Subject to the Extraordinary Resolution establishing it and providing for the appointment of members thereof, every such committee may elect its chairperson and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number, the manner in which it may act and its procedure generally and such regulations may provide that the committee may act at a meeting at which a quorum is present or by resolution signed by a majority of the members thereof or the number of members thereof necessary to constitute a quorum, whichever is the greater. All acts of any such committee within the authority delegated to it will be binding upon all Debentureholders of such series. Neither the committee nor any member thereof will be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith. Any such committee will be indemnified by the Corporation and any such indemnity will provide that any claims made thereunder will rank in priority to other amounts due hereunder (other than to the Trustee). In addition, any such committee may cause the Corporation to acquire insurance to reasonably protect the committee members against liabilities that might be incurred in acting as a member of such committee. In exercising its powers or duties, any such committee shall have the same rights as does the Trustee under Sections 11.3, 11.4, 11.5, 11.7 and 11.8;

(9) power to sanction on behalf of the holders of the Debentures of such series any scheme for the reconstruction, reorganization or recapitalization of the Corporation, or for the consolidation, amalgamation or merger of the Corporation into or with any other corporation;

(10) power to file and prove a claim or debt of the Debentureholders of such series against the Corporation in any proceedings involving the Corporation and to generally act for and on behalf of the Debentureholders of such series in any such proceedings and to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares or securities of the Corporation; and

(11) power to indemnify any Persons, including any committee appointed under Section 14.11(8), and to provide that such indemnity rank ahead of the payment of amounts owing to the holders in respect of the Debentures of such series.

14.12 Meaning of “Extraordinary Resolution”

The expression “Extraordinary Resolution” means, subject as in Section 14.16 provided, a resolution passed at a meeting of Debentureholders, or of the Debentureholders of any particular series, as the case may be, duly convened for the purpose and held in accordance with the provisions hereof at which a quorum is present as provided in Section 14.4 and passed by the affirmative vote of the holders of not less than 66 2/3 % of the principal amount of the Debentures, or the Debentures of the applicable series, as the case may be, outstanding; provided, however, that, for greater certainty, the power set forth in paragraph (6) of Section 14.11 may only be exercised by Extraordinary Resolution passed by the affirmative vote of the holders of at least 95% of the outstanding principal amount of the Debentures of the applicable series.

14.13 Powers Exercisable by Debentureholders’ Resolution

Subject to Sections 10.1, 10.2 and 14.11 hereof, any of the provisions of this Indenture may be amended by the Trustee on the direction of the Corporation with the approval of the holders of all Debentures by Debentureholders’ Resolution except where such amendment may be prejudicial to the holders of outstanding Debentures.

14.14 Powers Cumulative

Any one or more of the powers and any combination of the powers in this Indenture stated to be exercisable by any Debentureholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers from time to time will not be deemed to exhaust the right of such Debentureholders to exercise such powers thereafter from time to time.

14.15 Minutes

Minutes of all resolutions and proceedings at every meeting of any applicable Debentureholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Corporation, and any such minutes, if signed by the chairperson of the meeting at which such resolutions were passed or proceedings had, or by the chairperson of the next succeeding meeting of the applicable Debentureholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings had, to have been duly passed and had.

14.16 Instruments in Writing

All actions that may be taken and all powers that may be exercised by the Debentureholders by Debentureholders’ Resolution or Extraordinary Resolution at a meeting held as herein provided may also be taken and exercised by the holders of not less than 51% or 66 2/3%, respectively, of the outstanding principal amount of the Debentures of the applicable series by an instrument in writing signed in one or more counterparts, and the expression “Debentureholders’ Resolution” and “Extraordinary Resolution” when used in this Indenture includes an instrument so signed.

14.17 Binding Effect of Resolutions

Every Debentureholders’ Resolution and every Extraordinary Resolution passed in accordance with the provisions hereof at a meeting of Debentureholders or by an instrument in writing in lieu of a meeting of Debentureholders will be binding upon all Debentureholders of the applicable series of Debentures and each such Debentureholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution, Extraordinary Resolution and instrument in writing.

SECTION 15 — EXECUTION

15.1 Counterparts and Formal Date

This Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of September 26, 2005.

The parties have executed this Agreement.

HONDA CANADA FINANCE INC.

By:	/s/ Yatendra Killer
Name: Yatendra Killer
Title: Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
Name: Chris McGregor
Title: Account Manager

By:	/s/ Pamela Lively
Name: Pamela Lively
Title: Associate Manager

Schedule 3.1(1)(g) – Form of Debenture

See Attached

CUSIP# CA43812ZAH34

SERIES 2005-4	Serial No.

HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

SEPTEMBER 26, 2005		September 26, 2008

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER

ADDRESS

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date for the Interest Period then ended at the rate of interest equal to the Three Month BA Rate plus 0.15% computed on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable* in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON SEPTEMBER 26, DECEMBER 26, MARCH 26, AND JUNE 26 OF EACH YEAR COMMENCING ON DECEMBER 26, 2005*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: SEPTEMBER 26, 2005

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2005-4 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005 (the Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	In this Debenture:

Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of interest for Canadian dollar bankers’ acceptances with a maturity of three months from September 26, 2005 or applicable Floating Rate Determination Date, as expressed on the

Reuters CDOR pages as of 10:00 a.m., Toronto time, on September 26, 2005 or applicable Floating Rate Determination Date, if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity of three months from September 26, 2005 or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian interbank market selected by the Company at approximately 10:00 a.m., Toronto time, on September 26, 2005 or applicable Floating Rate Determination Date. The Three Month BA Rate will be determined on September 26, 2005 and on each Floating Rate Determination Date thereafter. Interest is calculated quarterly not in advance. “Floating Rate Determination Date” means September 26, December 26, March 26 and June 26 of each year.

Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous Interest Payment Date (or, in the case of the initial Interest Period, September 26, 2005), and ending on the day before such Interest Payment Date.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

CUSIP# CA43812ZAG50

SERIES 2005-3	Serial No.

HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

SEPTEMBER 26, 2005		September 26, 2007

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER

ADDRESS

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date for the Interest Period then ended at the rate of interest equal to the Three Month BA Rate plus 0.095% computed on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable* in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON SEPTEMBER 26, DECEMBER 26, MARCH 26 AND JUNE 26 OF EACH YEAR COMMENCING ON DECEMBER 26, 2005*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: SEPTEMBER 26, 2005

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2005-3 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pad passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	In this Debenture:

Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of interest for Canadian dollar bankers’ acceptances with a maturity of three months from September 26, 2005 or applicable Floating Rate Determination Date, as expressed on the

Reuters CDOR pages as of 10:00 a.m., Toronto time, on September 26, 2005 or applicable Floating Rate Determination Date, if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity of three months from September 26, 2005 or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian interbank market selected by the Company at approximately 10:00 a.m., Toronto time, on September 26, 2005 or applicable Floating Rate Determination Date. The Three Month BA Rate will be determined on September 26, 2005 and on each Floating Rate Determination Date thereafter. Interest is calculated quarterly not in advance. “Floating Rate Determination Date” means September 26, December 26, March 26 and June 26 of each year.

Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous Interest Payment Date (or, in the case of the initial Interest Period, September 26, 2005), and ending on the day before such Interest Payment Date.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

Schedule 5.1(5) – Defaults and Regulatory Approvals

Nil

Schedule 5.1(6) – Material Litigation

Nil

FIRST SUPPLEMENTAL INDENTURE

This First Supplemental Indenture is made as of August 25, 2006, between

HONDA CANADA FINANCE INC.,
a corporation incorporated under the laws of Canada; (the “Issuer”)

and

CIBC MELLON TRUST COMPANY
a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Issuer has authorized the issuance of two series of Debentures to be known as the “Series 2006-1 Debentures” and the “Series 2006-2 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this First Supplemental Indenture the following teams will have the following meanings:

(1) Series 2006-1 Debentures means the Senior Unsecured Series 2006-1 Debentures to be created and issued hereunder.

(2) Series 2006-2 Debentures means the Senior Unsecured Series 2006-2 Debentures to be created and issued hereunder.

(3) Series 2006-1 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2006-1 Debenture namely each of November 25, 2006, February 25, 2007, May 25, 2007, August 25, 2007, November 25, 2007, February 25, 2008, May 25, 2008 and the Series 2006-1 Maturity Date.

(4) Series 2006-2 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2006-2 Debenture namely each of February 25, 2007, August 25, 2007, February 25, 2008, August 25, 2008, February 25, 2009, August 25, 2009, February 25, 2010, August 25, 2010, February 25, 2011 and the Series 2006-2 Maturity Date.

(5) Series 2006-1 Interest Period means in respect of a Series 2006-1 Interest Payment Date, the period commencing on and including the previous Series 2006-1 Interest Payment Date and ending on the day before such Series 2006-1 Interest Payment Date.

(6) Series 2006-2 Interest Period means in respect of a Series 2006-2 Interest Payment Date, the period commencing on and including the previous Series 2006-2 Interest Payment Date and ending on the day before such Series 2006-2 Interest Payment Date.

(7) Series 2006-1 Maturity Date means August 25, 2008.

(8) Series 2006-2 Maturity Date means August 25, 2011.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this First Supplemental Indenture, all capitalized terms used in this First Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This First Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this First Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this First Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this First Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2006-1 Debentures and the Series 2006-2 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this First Supplemental Indenture are applicable only in respect of the Series 2006-1 Debentures and the Series 2006-2 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2006-1 Debentures and the Series 2006-2 Debentures

(1)	The Series 2006-1 Debentures shall:

(a)	be issued on or before August 25, 2006;

(b)	be designated “Senior Unsecured Series 2006-1 Debentures”;

(c)	bear interest from and including the date of issuance or the most recent Series 2006-1 Interest Payment Date, at a rate equal to the Floating Rate plus 0.09%, payable quarterly in arrears on each Series 2006-1 Interest Payment Date, the first such payment being due on November 25, 2006;

(d)	be issuable as fully registered Debentures in multiples of $ 1,000;

(e)	mature on the Series 2006-1 Maturity Date;

(f)	provide for payment on the Series 2006-1 Maturity Date in full to each holder of a Series 2006-1 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this First Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2006-1 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $300,000,000.

(2)	The Series 2006-2 Debentures shall:

(a)	be issued on or before August 25, 2006;

(b)	be designated “Senior Unsecured Series 2006-2 Debentures”;

(c)	bear interest from and including the date of issuance or the most recent Series 2006-2 Interest Payment Date, at a fixed rate equal to 4.696% per annum, payable semi-annually in arrears on each Series 2006-2 interest Payment Date, the first such payment being due on February 25, 2007;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2006-2 Maturity Date;

(f)	provide for payment on the Series 2006-2 Maturity Date in full to each holder of a Series 2006-2 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(2)(g) hereto with such appropriate insertions, deletions, substitutions and variations as maybe required or permitted by this First Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2006-2 Debenture;

(f)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $200,000,000.

(3) For purposes of the Series 2006-1 Debentures and the Series 2006-2 Debentures, the “Floating Rate Determination Date” shall be August 25, November 25, February 25 and May 25 of each year.

(4) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2006-1 Debentures and the Series 2006-2 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any 2006-1 Debenture or any 2006-2 Debenture during the following periods each year. In the case of Series 2006-1 Debentures: (i) from and including August 10 to and including August 25, (ii) from and including November 10 to and including November 25, (iii) from and including February 10 to and including February 25, (iv) from and including May 10 to and including May 25. In the case of Series 2006-2 Debentures: (i) from and including August 10 to and including August 25 and (ii) from and including February 10 to and including February 25.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this First Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this First Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this First Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This First Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of August 25, 2006.

The parties have executed this First Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Yustsu Sato
	Name:	Yustsu Sato
	Title:	President

By:	/s/ Yatendra Killer
	Name:	Yatendra Killer
	Title:	Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) – Form of Series 2006-1 Debenture

2.1(1)(G) - 1

CUSIP# CA43812ZAJ99

SERIES 2006-1		Serial No.
HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

August 25, 2008

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date for the Interest Period then ended at the rate of interest equal to the Three Month BA Rate plus 0.09% computed on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON AUGUST 25, NOVEMBER 25, FEBRUARY 25 AND MAY 25 OF EACH YEAR COMMENCING ON NOVEMBER 25, 2006*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated:

Countersigned on behalf of Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2006-1 Debentures of the Company (the “Debentures”) issued pursuant to the first supplemental Indenture dated August 25, 2006 supplementing the Indenture made as of September 26, 2006 (together, the “Indenture”) between the Company and CIBC Mellon Trust Company (“Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	The Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.

In this Debenture, Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of Interest for Canadian dollar bankers’ acceptances with a maturity of three months from August 25, 2006 or applicable Floating Rate Determination Date, as expressed on the Reuters CDOR pages as of 10:00 a.m., Toronto time, on August 25, 2006 or applicable Floating Rate Determination Date if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity of three months from August 25, 2006 or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian Interbank market selected by the Company at approximately 10:00

a.m., Toronto time, on August 25, 2006 or applicable Floating Rate Determination Date. The Three Month BA Rate will be determined on August 25, 2006 and on each Floating Rate Determination Date thereafter. Interest is calculated quarterly not in advance. “Floating Rate Determination Date” means August 25, November 25, February 25 and May 25 of each year.

Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous Interest Payment Date (or,

in the case of the Initial Interest Period, August 25, 2006), and ending on the day before such Interest Payment Date.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

Schedule 2.1(2)(g) – Form of Series 2006-2 Debenture

2.1(2)(g) - 1

CUSIP# CA43812ZAK62

SERIES 2006-2		Serial No.
HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

August 25, 2011

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date for the Interest Period then ended at the rate of interest equal to 4.696% computed on the outstanding balance of the Debenture on a semi-annual basis in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE SEMI-ANNUALLY IN ARREARS ON AUGUST 25 AND FEBRUARY 25 OF EACH YEAR COMMENCING ON FEBRUARY 25, 2007*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated:

Countersigned on behalf of Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2006-2 Debentures of the Company (the “Debentures”) issued pursuant to the first supplemental Indenture dated August 25, 2006, supplementing the Indenture made as of September 26, 2005 (together, the “Indenture”) between the Company and CIBC Mellon Trust Company (“Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	The Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:
(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	In this Debenture, Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous interest Payment Date (or, in the case of the Initial Payment Period, August 25, 2006), and ending on the day before such Interest Payment Date. Interest is calculated semi-annually in advance.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

SECOND SUPPLEMENTAL INDENTURE

This Second Supplemental Indenture is made as of December 14, 2006, between

HONDA CANADA FINANCE INC.,
a corporation incorporated under the laws of Canada, (the “Issuer”)

and

CIBC MELLON TRUST COMPANY
a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006 (as further amended, supplemented, modified, restated and replaced, from time to time, the (“Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Issuer has authorized the issuance of an additional series of Debentures to be known as the “Series 2006-3 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Second Supplemental Indenture the following terms will have the following meanings:

(1) Series 2006-3 Debentures means the Senior Unsecured Series 2006-3 Debentures to be created and issued hereunder.

(2) Series 2006-3 Interest Payment Date a date upon which payment of interest is due in respect of a Series 2006-3 Debenture namely each of March 14, 2007, June 14, 2007, September 14, 2007, December 14, 2007,March 14, 2008, June 14, 2008, September 14, 2008, December 14, 2008, March 14, 2009, June 14, 2009, September 14, 2009 and the Series 2006-3 Maturity Date.

(3) Series 2006-3 Interest Period means in respect of a Series 2006-3 Interest Payment Date, the period commencing on and including the previous Series 2006-3 Interest Payment Date and ending on the day before such Series 2006-3 Interest Payment Date.

(4) Series 2006-3 Maturity Date means December 14, 2009.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this Second Supplemental Indenture, all capitalized terms used in this Second Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Second Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Second Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Second Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Second Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2006-3 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Second Supplemental Indenture are applicable only in respect of the Series 2006-3 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2006-3 Debentures

(1)	The Series 2006-3 Debentures shall:

(a)	be issued on or before December 14, 2006;

(b)	be designated “Senior Unsecured Series 2006.3 Debentures”;

(c)	bear interest from and including the date of issuance or the most recent Series 2006-3 Interest Payment Date, at a rate equal to the Floating Rate plus 0.12%, payable quarterly in arrears on each Series 2006-3 Interest Payment Date, the first such payment being due on March 14, 2007;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2006-3 Maturity Date;

(f)	provide for payment on the Series 2006-3 Maturity Date in full to each holder of a Series 2006-3 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Second Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2006-3 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $150,000,000.

(2) The “Floating Rate Determination Date” shall be December 14, March 14, June 14 and September 14 of each year.

(3) Section 4.5 or the Trust Indenture shall not apply in respect of the Series 2006-3 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any 2006-3 Debenture during the following periods each year: (i) from and including December 1 to and including December 14; (ii) from and including March 1 to and including Match 14; (iii) from and including June 1 to and including June 14; and (iv) from and including September 1 to and including September 14.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Second Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Second Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this Second Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Second Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of December 14, 2006.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Second Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Treasurer

By:	/s/ Yatendra Killer
	Name:	Yatendra Killer
	Title:	Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) – Form of Series 2006-3 Debenture

2.1(1)(g) - 1

CUSIP# CA43812ZAL48

SERIES 2006-3	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

December 14, 2009

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date for the Interest Period then ended at the rate of interest equal to the Three Month BA Rate plus 0.12% computed on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON DECEMBER 14, MARCH 14, JUNE 14 AND SEPTEMBER 14 OF EACH YEAR COMMENCING ON MARCH 14, 2007*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated:

Countersigned on behalf of Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2006-3 Debentures of the Company (the “Debentures”) issued pursuant to the Indenture made as of September 25, 2005, the first supplemental indenture thereto dated August 25, 2005 and the second supplemental Indenture thereto dated December 14, 2006 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.
6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written Instruments signed by Debentureholders may become binding upon all Debentureholders.

9.

In this Debenture, Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of interest for Canadian dollar bankers’ acceptances with a maturity of three months from December 14, 2006 or applicable Floating Rate Determination Date, as expressed on the Reuter’s CDOR pages as of 10:00 a.m., Toronto time, on December 14, 2006 or applicable Floating Rate Determination Date, if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity for three months from December 14, 2006 or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian Interbank market selected by the Company at approximately 10:00 a.m., Toronto time, on December 14, 2006 or applicable Floating Rate Determination Date. The Three Month BA Rate will be determined on December 14, 2006 and on each Floating Rate Determination Date thereafter. Interest is calculated quarterly not in advance. “Floating Rate Determination Date” means December 14, March 14, June 14 and September 14 of each year.

Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous Interest Payment Date (or, in the case of the initial Interest Period, December 14, 2006), and ending on the day before such Interest Payment Date.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

THIRD SUPPLEMENTAL INDENTURE

This Third Supplemental Indenture is made as of May 25, 2007, between

HONDA CANADA. FINANCE INC.,
a corporation incorporated under the laws of Canada, (the “Issuer”)

and

CIBC MELLON TRUST COMPANY
a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006 and the Second Supplemental Indenture made as of December 14, 2006 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Issuer has authorized the issuance of an additional series of Debentures to be known as the “Series 2007-1 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Third Supplemental Indenture the following terms will have the following meanings:

(1) Series 2007-1 Debentures means the Senior Unsecured Series 2007-1 Debentures to be created and issued hereunder.

(2) Series 2007-1 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2007-1 Debenture namely each of August 25, 2007, November 25, 2007, February 25, 2008, May 25, 2008, August 25, 2008, November 25, 2008, February 25, 2009, May 25, 2009, August 25, 2009, November 25, 2009, February 25, 2010 and the Series 2007-1 Maturity Date.

(3) Series 2007-1 Interest Period means in respect of a Series 2007-1 Interest Payment Date, the period commencing on and including the previous Series 2007-1 Interest Payment Date and ending on the day before such Series 2007-1 Interest Payment Date.

(4) Series 2007-1 Maturity Date means May 25, 2010.

1.2 Meanings In Trust Indenture

Unless otherwise defined in this Third Supplemental Indenture, all capitalized terms used in this Third Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Third Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Third Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Third Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Third Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2007-1 Debentures, amended and supplemented so as to be consistent herewith. The previsions of this Third Supplemental Indenture are applicable only in respect of the Series 2007-1 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2007-1 Debentures

(1)	The Series 2007-1 Debentures shall:

(a)	be issued on or before May 25, 2007;

(b)	be designated “Senior Unsecured Series 2007-1 Debentures”;

(c)	bear interest from and including the date of issuance or the most recent Series 2007-1 Interest Payment Date, at a rate equal to the Floating Rate plus 0.10%, payable quarterly in arrears on each Series 2007-1 Interest Payment Date, the first such payment being due on August 25, 2007;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2007-1 Maturity Date;

(f)	provide for payment on the Series 2007-1 Maturity Date in full to each holder of a Series 2007-1 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Third Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2007-1 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $225,000,000.

(2)	The “Floating Rate Determination Date” shall be February 25, May 25, August 25 and November 25 of each year.

(3)	Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2007-1 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2007-1 Debenture during the following periods each year: (i) from and including May 10 to and including May 25; (ii) from and including August 10 to and including August 25; (iii) from and including November 10 to and including November 25; and (iv) from and including February 10 to and including February 25.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Third Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Third Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this Third Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Third Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of May 25, 2007.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Third Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Treasurer

By:	/s/ Yatendra Killer
	Name:	Yatendra Killer
	Title:	Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) - Form of Series 2007-1 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) May 25, 2007, and (ii) the date the issuer became a reporting Issuer in any province or territory.

CUSIP# CA43812ZAM29

SERIES 2007-1	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

May 25, 2010

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date for the Interest Period then ended at the rate of interest equal to the Three Month BA Rate plus 0.10% computed on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON FEBRUARY 25, MAY 25, AUGUST 25, AND NOVEMBER 25 OF EACH YEAR COMMENCING ON AUGUST 25, 2007*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated:

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2007-1 Debentures of the Company (the “Debentures”) issued pursuant to the Indenture made as of September 26, 2005, the first supplemental Indenture thereto dated August 25, 2006, the second supplemental Indenture thereto dated December 14, 2006 and the third supplemental Indenture thereto dated May 25, 2007 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.
6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.

In this Debenture, Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of interest for Canadian dollar bankers’ acceptances with a maturity of three months from May 25, 2007 or applicable Floating Rate Determination Date, as expressed on the Reuter’s CDOR pages as of 10:00 a.m., Toronto time, on May 25, 2007 or applicable Floating Rate Determination Date, if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity for three months from May 25, 2007 or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian Interbank market selected by the Company at approximately 10:00 a.m., Toronto time, on May 25, 2007 or applicable Floating Rate Determination Date. The Three Month BA Rate will be determined on May 25, 2007 and on each Floating Rate Determination Date thereafter. Interest is calculated quarterly not in advance. “Floating Rate Determination Date” means February 25, May 25, August 25 and November 25 of each year.

Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous Interest Payment Date (or, in the case of the initial Interest Period, May 25, 2007), and ending on the day before such Interest Payment Date.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

FOURTH SUPPLEMENTAL INDENTURE

This Fourth Supplemental Indenture is made as of September 26, 2007, between

HONDA CANADA FINANCE INC., a corporation incorporated under the laws of Canada, (the “Issuer”) and CIBC MELLON TRUST COMPANY a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006 and the Third Supplemental Indenture made as of May 25, 2007 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Issuer has authorized the issuance of one series of Debentures to be known as the “Series 2007-2 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Fourth Supplemental Indenture the following terms will have the following meanings:

(1) Series 2007-2 Debentures means the Senior Unsecured Series 2007-2 Debentures to be created and issued hereunder.

(2) Series 2007-2 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2007-2 Debenture namely each of March 26, 2008, September 26, 2008, March 26, 2009, September 26, 2009, March 26, 2010, September 26, 2010, March 26, 2011, September 26, 2011, March 26, 2012 and the Series 2007-2 Maturity Date.

(3) Series 2007-2 Interest Period means in respect of a Series 2007-2 Interest Payment Date, the period commencing on and including the previous Series 2007-2 Interest Payment Date and ending on the day before such Series 2007-2 Interest Payment Date.

(4) Series 2001-2 Maturity Date means September 26, 2012.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this Fourth Supplemental Indenture, all capitalized terms used in this Fourth Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Fourth Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Fourth Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Fourth Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Fourth Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the trust Indenture shall be, solely in respect of the Series 2007-2 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Fourth Supplemental Indenture are applicable only in respect of the Series 2007-2 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2007-2 Debentures

(1) The Series 2007-2 Debentures shall:

(a)	be issued on or before September 26, 2007;

(b)	be designated “Senior Unsecured Series 2007-2 Debentures”;

(c)	bear interest on an annual basis not in advance commencing on the date of issuance at a fixed rate equal to 5.675% per annum, payable in equal instalments semi-annually on each 2007-2 Interest Payment Date, the first such payment being due on March 26, 2008;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2007-2 Maturity Date;

(f)	provide for payment on the Series 2007-2 Maturity Date in full to each holder of a Series 2007-2 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Fourth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2007-2 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $600,000,000.

(2) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2007-2 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2007-2 Debenture during the following periods each year: (i) from and including March 11 to and including March 26; and (ii) from and including September 11 to and including September 26.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Fourth Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursued to the Interest Act (Canada), the annual rates of interest provided in this Fourth Supplemented Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this Fourth Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Fourth Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of September 26, 2007.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Fourth Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ David A. Sudbury
	Name:	David A. Sudbury
	Title:	Treasurer

By:	/s/ Yatendra Killer
	Name:	Yatendra Killer
	Title:	Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) – Form of Series 2007-2 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 26, 2007, and (ii) the date the issuer became a reporting issuer in any province or territory.

CUSIP# CA43812ZAN02

SERIES 2007-2	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

SEPTEMBER 26, 2007	**CAD$600,000,000**	SEPTEMBER 26, 2012

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	***SIX HUNDRED MILLION***	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to 5.675% per annum calculated on an accrual basis, not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: IN EQUAL INSTALLMENTS SEMI-ANNUALLY ON SEPTEMBER 26 AND MARCH 26 OF EACH YEAR COMMENCING ON MARCH 26, 2008*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: SEPTEMBER 26, 2007

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2007-2 Debentures of the Company (the “Debentures”) issued pursuant to the Indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental Indenture thereto dated December 14, 2006, the third supplemental Indenture thereto dated May 25, 2007 and the fourth supplemental Indenture thereto dated September 26, 2007 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.
6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written Instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of times less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

FIFTH SUPPLEMENTAL INDENTURE

This Fifth Supplemental Indenture is made as of November 30, 2007, between

HONDA CANADA FINANCE INC., a corporation incorporated under the laws of Canada, (the “Issuer”) and CIBC MELLON TRUST COMPANY a Trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007 and the Fourth Supplemental Indenture made as of September 26, 2007 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Issuer has authorized the issuance of two series of Debentures to be known as the “Series 2007-3 Debentures” and the “Series 2007-4 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Fifth Supplemental Indenture the following terms will have the following meanings:

(1) Series 2007-3 Debentures means the Senior Unsecured Series 2007-3 Debentures to be created and issued hereunder.

(2) Series 2007-4 Debentures means the Senior Unsecured Series 2007-4 Debentures to be created and issued hereunder.

(3) Series 2007-3 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2007-3 Debenture namely each of March 1, 2008, June 1, 2008, September 1, 2008, December 1, 2008, March 1, 2009, June 1, 2009, September 1, 2009 and the Series 2007-3 Maturity Date.

(4) Series 2007-4 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2007-4 Debenture namely each of May 30, 2008, November 30, 2008, May 30, 2009, November 30, 2009, May 30, 2010 and the Series 2007-4 Maturity Date.

(5) Series 2007-3 Interest Period means in respect of a Series 2007-3 Interest Payment Date, the period commencing on and including the previous Series 2007-3 Interest Payment Date and ending on the day before such Series 2007-3 Interest Payment Date.

(6) Series 2007-4 Interest Period means in respect of a Series 2007-4 Interest Payment Date, the period commencing on and including the previous Series 2007-4 Interest Payment Date and ending on the day before such Series 2007-4 Interest Payment Date.

(7) Series 2007-3 Maturity Date means December 1, 2009.

(8) Series 2007-4 Maturity Date means November 30, 2010.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this Fifth Supplemental Indenture, all capitalized terms used in this Fifth Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Fifth Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Fifth Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Fifth Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Fifth Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2007-3 Debentures and the Series 2007-4 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Fifth Supplemental Indenture are applicable only in respect of the Series 2007-3 Debentures and the Series 2007-4 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2007-3 Debentures and the Series 2007-4 Debentures

(1) The Series 2007-3 Debentures shall:

(a)	be issued on or before November 30, 2007;

(b)	be designated “Senior Unsecured Series 2007-3 Debentures”;

(c)	bear interest from and including the date of issuance at a rate equal to the Floating Rate plus 0.65%, payable quarterly in arrears on each Series 2007-3 Interest Payment Date, the first such payment being due on March 1, 2008;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2007-3 Maturity Date;

(f)	provide for payment on the Series 2007-3 Maturity Date in full to each holder of a Series 2007-3 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Fifth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2007-3 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $50,000,000.

(2) The Series 2007-4 Debentures shall:

(a)	be issued on or before November 30, 2007;

(b)	be designated “Senior Unsecured Series 2007-4 Debentures”;

(c)	bear interest on an annual basis not in advance commencing on the date of issuance at a fixed rate equal to 5.307% per annum, payable in equal instalments semi-annually on each Series 2007-4 Interest Payment Date, the first such payment being due on May 30, 2008;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2007-4 Maturity Date;

(f)	provide for payment on the Series 2007-4 Maturity Date in full to each holder of a Series 2007-4 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(2)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Fifth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2007-4 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $450,000,000.

(3) For purposes of the Series 2007-3 Debentures, the “Floating Rate Determination Date” shall be December I, March 1, June 1 and September 1 of each year.

(4) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2007-3 Debentures and the Series 2007-4 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2007-3 Debenture or any Series 2007-4 Debenture during the following periods each year:

(a)	in the case of the Series 2007-3 Debentures (i) from and including November 16 to and including December 1, (ii) from and including February 14 to and including March 1, (iii) from and including May 17 to and including June 1, and (iv) from and including August 17 to and including September 1, and

(b)	in the case of Series 2007-4 Debentures (i) from and including November 15 to and including November 30, and (ii) from and including May 15 to and including May 30.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Fifth Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Fifth Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this Fifth Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Fifth Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of November 30, 2007.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Fifth Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Treasurer

By:	/s/ Yatendra Killer
	Name:	Yatendra Killer
	Title:	Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) – Form of Series 2007-3 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the Issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) November 30, 2007, and (ii) the date the issuer became a reporting issuer in any province or territory.

CUSIP# CA43812ZAP59

SERIES 2007-3	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

NOVEMBER 30, 2007	**CAD$ —**	DECEMBER 1, 2009

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date at a rate of interest equal to the Three Month BA Rate plus 0.65% calculated quarterly, not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON DECEMBER 1, MARCH 1, JUNE 1 AND SEPTEMBER 1 OF EACH YEAR COMMENCING ON MARCH 1, 2008*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: NOVEMBER 30, 2007

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2007-3 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental Indenture thereto dated August 25, 2006, the second supplemental Indenture thereto dated December 14, 2006, the third supplemental Indenture thereto dated May 25, 2007, the fourth supplemental Indenture thereto dated September 26, 2007 and the fifth supplemental Indenture thereto dated November 30, 2007 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.
6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.

In this Debenture, Three Month BA Rate means the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rates of interest for Canadian dollar bankers’ acceptances with a maturity of three months from November 30, 2007 or applicable Floating Rate Determination Date, as expressed on the Reuters CDOR pages as of 10:00 a.m., Toronto time, on November 30, 2007 or applicable Floating Rate Determination Date, if three or more such bid rates appear on such Reuters CDOR page at any such time. If fewer than three such bid rates appear on the Reuters CDOR page at any such time, the Three Month BA Rate shall be the rate per annum equal to the arithmetic average rounded to the fifth decimal place of the bid rate quotations for Canadian dollar bankers’ acceptances with a maturity of three months from November 30, 2007 or applicable Floating Rate Determination Date and in a principal amount equal to not less than $1,000,000 and that is representative of a single transaction in the market at such time, by the principal Toronto office of three of the five largest Schedule I Canadian chartered banks under the Bank Act (Canada) in the Canadian interbank market selected by the Company at approximately 10:00 a.m., Toronto time, on November 30, 2007 or applicable Floating Rate Determination Date. The Three Month BA Rate will be determined on November 30, 2007 and on each Floating Rate Determination Date thereafter. Interest is calculated quarterly not in advance. “Floating Rate Determination Date” means December 1, March 1, June 1 and September 1 of each year.

Interest Period means in respect of an Interest Payment Date, the period commencing on and including the previous Interest Payment Date (or, in the case of the initial Interest Period, November 30, 2007), and ending on the day before such Interest Payment Date.

10.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of Interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

Schedule 2.1(2)(g) – Form of Series 2007-4 Debenture

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) November 30, 2007, and (ii) the date the issuer became a reporting Issuer in any province or territory.

CUSIP# CA43812ZAQ33

SERIES 2007-4	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

NOVEMBER 30, 2007	**CAD$ —**	NOVEMBER 30, 2010

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to 5.307% per annum calculated on an annual basis, not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: IN EQUAL INSTALMENTS SEMI-ANNUALLY ON NOVEMBER 30 AND MAY 30 OF EACH YEAR COMMENCING ON MAY 30, 2008*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: NOVEMBER 30, 2007

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2007-4 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental Indenture thereto dated August 25, 2006, the second supplemental Indenture thereto dated December 14, 2006, the third supplemental Indenture thereto dated May 25, 2007, the fourth supplemental Indenture thereto dated September 26, 2007 and the fifth supplemental Indenture thereto dated November 30, 2007 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”).

This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of the Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.
5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

SIXTH SUPPLEMENTAL INDENTURE

This Sixth Supplemental Indenture is made as of May 9, 2008, between

HONDA CANADA FINANCE INC., a corporation incorporated under the laws of Canada, (the “Issuer”) and CIBC MELLON TRUST COMPANY a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007, the Fourth Supplemental Indenture made as of September 26, 2007 and the Fifth Supplemental Indenture made as of November 30, 2007 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Issuer has authorized the issuance of two series of Debentures to be known as the “Series 2008-1 Debentures” and the “Series 2008-2 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Sixth Supplemental Indenture the following terms will have the following meanings:

(1) Series 2008-1 Debentures means the Senior Unsecured Series 2008-1 Debentures to be created and issued hereunder.

(2) Series 2008-2 Debentures means the Senior Unsecured Series 2008-2 Debentures to be created and issued hereunder.

(3) Series 2008-1 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2008-1 Debenture namely each of November 9, 2008, May 9, 2009, November 9, 2009 , May 9, 2010, November 9, 2010 and the Series 2008-1 Maturity Date.

(4) Series 2008-2 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2008-2 Debenture namely each of November 9, 2008, May 9, 2009, November 9, 2009, May 9, 2010, November 9, 2010, May 9, 2011, November 9, 2011, May 9, 2012, November 9, 2012 and the Series 2008-2 Maturity Date.

(5) Series 2008-1 Interest Period means in respect of a Series 2008-1 Interest Payment Date, the period commencing on and including the previous Series 2008-1 Interest Payment Date and ending on the day before such Series 2008-1 Interest Payment Date.

(6) Series 2008-2 Interest Period means in respect of a Series 2008-2 Interest Payment Date, the period commencing on and including the previous Series 2008-2 Interest Payment Date and ending on the day before such Series 2008-2 Interest Payment Date.

(7) Series 2008-1 Maturity Date means May 9, 2011.

(8) Series 2008-2 Maturity Date means May 9, 2013.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this Sixth Supplemental Indenture, all capitalized terms used in this Sixth Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Sixth Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Sixth Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Sixth Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Sixth Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2008-1 Debentures and the Series 2008-2 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Sixth Supplemental Indenture are applicable only in respect of the Series 2008-1 Debentures and the Series 2008-2 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2008-1 Debentures and the Series 2008-2 Debentures

(1) The Series 2008-1 Debentures shall:

(a)	be issued on or before May 9, 2008;

(b)	be designated “Senior Unsecured Series 2008-1 Debentures”;

(c)	bear interest on an annual basis not in advance commencing on the date of issuance at a fixed rate equal to 4.727% per annum, payable in equal instalments semi-annually on each Series 2008-1 Interest Payment Date, the first such payment being due on November 9, 2008;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2008-1 Maturity Date;

(f)	provide for payment on the Series 2008-1 Maturity Date in full to each holder of a Series 2008-1 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Sixth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2008-1 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $400,000,000.

(2) The Series 2008-2 Debentures shall:

(a)	be issued on or before May 9, 2008;

(b)	be designated “Senior Unsecured Series 2008-2 Debentures”;

(c)	bear interest on an annual basis not in advance commencing on the date of issuance at a fixed rate equal to 5.076% per annum, payable in equal installments semi-annually on each Series 2008-2 Interest Payment Date, the first such payment being due on November 9, 2008;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2008-2 Maturity Date;

(f)	provide for payment on the Series 2008-2 Maturity Date in full to each holder of a Series 2008-2 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(2)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Sixth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2008-2 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $350,000,000.

(3) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2008-1 Debentures and the Series 2008-2 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2008-1 Debenture or any Series 2008-2 Debenture during the following periods each year:

(a)	in the case of Series 2008-1 Debentures (i) from and including April 22 to and including May 9, and (ii) from and including October 23 to and including November 9, and

(b)	in the case of Series 2008-2 Debentures (i) from and including April 22 to and including May 9, and (ii) from and including October 23 to and including November 9.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Sixth Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Sixth Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case maybe.

3.3 Acceptance

The Trustee hereby accepts the trust in this Sixth Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Sixth Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of May 9, 2008.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Sixth Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Treasurer

By:	/s/ Yatendra Killer
	Name:	Yatendra Killer
	Title:	Assistant Treasurer

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) – Form of Series 2008-1 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) May 9, 2008, and (ii) the date the issuer became a reporting Issuer in any province or territory.

CUSIP# CA43812ZAR16

SERIES 2008-1	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

May 9, 2008	**CAD$ —**	May 9, 2011

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	FOUR HUNDRED MILLION	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to 4.727% per annum calculated on an annual basis not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: IN EQUAL INSTALMENTS SEMI-ANNUALLY ON MAY 9 AND NOVEMBER 9 OF EACH YEAR COMMENCING ON NOVEMBER 9, 2008*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: MAY 9, 2008

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2008-1 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 2, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007 and the sixth supplemental indenture thereto dated May 9, 2008 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of the Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.
5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written Instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of times less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

Schedule 2.1(2)(g) – Form of Series 2008-2 Debenture

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) May 9, 2008, and (ii) the date the issuer became a reporting Issuer in any province or territory.

CUSIP# CA43812ZAS98

SERIES 2008-2	Serial No.

HONDA CANADA FINANCE INC.

DEBENTURE

Issue Date	Principal Amount	Maturity Date

May 9, 2008	**CAD$ —**	May 9, 2013

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	CADS THREE HUNDRED AND FIFTY MILLION	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to 5.076% per annum calculated on an annual basis not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: IN EQUAL INSTALMENTS SEMI-ANNUALLY ON MAY 9 AND NOVEMBER 9 OF EACH YEAR COMMENCING ON NOVEMBER 9, 2008*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: MAY 9, 2008

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2008-2 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007 and the sixth supplemental indenture thereto dated May 9, 2008 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of the Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.
5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written Instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of times less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

SEVENTH SUPPLEMENTAL INDENTURE

This Seventh Supplemental Indenture is made as of September 12, 2008, between

HONDA CANADA FINANCE INC., a corporation incorporated under the laws of Canada, (the “Issuer”) and CIBC MELLON TRUST COMPANY a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007, the Fourth Supplemental Indenture made as of September 26, 2007, the Fifth Supplemental Indenture made as of November 30, 2007 and the Sixth Supplemental Indenture made as of May 9, 2008 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture,

B. The Issuer has authorized the issuance of two series of Debentures to be known as the “Series 2008-3 Debentures” and the “Series 2008-4 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Seventh Supplemental Indenture the following terms will have the following meanings:

(1) Series 2008-3 Debentures means the Senior Unsecured Series 2008-3 Debentures to be created and issued hereunder.

(2) Series 2008-4 Debentures means the Senior Unsecured Series 2008-4 Debentures to be created and issued hereunder.

(3) Series 2008-3 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2008-3 Debenture namely each of March 12, 2009, September 12, 2009, March 12, 2010, September 12, 2010, March 12, 2011, September 12, 2011, March 12, 2012, September 12, 2012, March 12, 2013, and the Series 2008-3 Maturity Date.

(4) Series 2008-4 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2008-4 Debenture namely each of December 13, 2008, March 13, 2009, June 13, 2009, September 13, 2009, December 13, 2009, March 13, 2010, June 13, 2010 and the Series 2008-4 Maturity Date.

(5) Series 2008-3 Interest Period means in respect of a Series 2008-3 Interest Payment Date, the period commencing on and including the previous Series 2008-3 Interest Payment Date and ending on the day before such Series 2008-3 Interest Payment Date.

(6) Series 2008-4 Interest Period means in respect of a Series 2008-4 Interest Payment Date, the period commencing on and including the previous Series 2008-4 Interest Payment Date and ending on the day before such Series 2008-4 Interest Payment Date.

(7) Series 2008-3 Maturity Date means September 12, 2013.

(8) Series 2008-4 Maturity Date means September 13, 2010.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this Seventh Supplemental Indenture, all capitalized terms used in this Seventh Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Seventh Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Seventh Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Seventh Supplemental. Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Seventh Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2008-3 Debentures and the Series 2008-4 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Seventh Supplemental Indenture are applicable only in respect of the Series 2008-3 Debentures and the Series 2008-4 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 — DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2008-3 Debentures and the Series 2008-4 Debentures

(1) The Series 2008-3 Debentures shall:

(a)	be issued on or before September 12, 2008;

(b)	be designated “Senior Unsecured Series 2008-3 Debentures”;

(c)	bear interest on an annual basis not in advance commencing on the date of issuance at a fixed rate equal to 5.613% per annum, payable in equal instalments semi-annually on each Series 2008-3 Interest Payment Date, the first such payment being due on March 12, 2009;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2008-3 Maturity Date;

(f)	provide for payment on the Series 2008-3 Maturity Date in full to each holder of a Series 2008-3 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Seventh Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2008-3 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $550,000,000.

(2) The Series 2008-4 Debentures shall:

(a)	be issued on or before September 12, 2008;

(b)	be designated “Senior Unsecured Series 2008-4 Debentures”;

(c)	bear interest from and including the date of issuance at a rate equal to the Floating Rate plus 1.6%, payable quarterly in arrears on each Series 2008-4 Interest Payment Date, the first such payment being due on December 13, 2008;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2008-4 Maturity Date;

(f)	provide for payment on the Series 2008-4 Maturity Date in full to each holder of a Series 2008-4 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(2)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Seventh Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2008-4 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $100,000,000.

(3) For the purposes of the Series 2008-4 Debentures, the “Floating Rate Determination Date” shall be March 13, June 13, September 13 and December 13 of each year.

(4) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2008-3 Debentures and the Series 2008-4 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2008-3 Debenture or any Series 2008-4 Debenture during the following periods each year:

(a)	in the case of Series 2008-3 Debentures (i) from and including February 25 to and including March 12, and (ii) from and including August 28 to and including September 12, and

(b)	in the case of Series 2008-4 Debentures (i) from and including February 26 to and including March 13; (ii) from and including May 29 to and including June 13; (iii) from and including August 29 to and including September 13, and (iv) from and including November 28 to and including December 13.”

SECTION 3 — GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Seventh Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Seventh Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this Seventh Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Seventh Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of September 12, 2008.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Seventh Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Treasurer

By:	/s/ David A. Sudbury
	Name:	David A. Sudbury
	Title:	Vice President

CIBC MELLON TRUST COMPANY

By:	/s/ Chris McGregor
	Name:	Chris McGregor
	Title:	Account Manager

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Associate Manager

Schedule 2.1(1)(g) – Form of Series 2008-3 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the Issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 12, 2008, and (ii) the date the issuer became a reporting issuer in any province or territory.

CUSIP# CA43812ZAT71

SERIES 2008-3	Serial No. 260

HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

SEPTEMBER 12, 2008	**CAD$550,000,000**	SEPTEMBER 12, 2013

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	CAD$ FIVE HUNDRED AND FIFTY MILLION	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to 5.613% per annum calculated on an annual basis, not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada on presentation and, on the Maturity Date surrender of this Debenture.

Interest Payment Dates: IN EQUAL INSTALLMENTS SEMI-ANNUALLY ON MARCH 12 AND SEPTEMBER 12 OF EACH YEAR COMMENCING ON MARCH 12, 2009*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: SEPTEMBER 12, 2008

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2008-3 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008 and the seventh supplemental indenture thereto dated September 12, 2008 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.
4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of times less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

Schedule 2.1(2)(g) – Form of Series 2008-4 Debenture

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has an interest herein. This certificate is used pursuant to a Master Letter of Representations of the Issuer to CDS, as such letter may be replaced or amended from time to time. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 12, 2008, and (ii) the date the issuer became a reporting issuer in any province or territory.

CUSIP# CA43812ZAU45

SERIES 2008-4	Serial No. 261

HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

SEPTEMBER 12, 2008	**CAD$100,000,000**	SEPTEMBER 13, 2010

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	CAD$ ONE HUNDRED MILLION	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to the Three Month BA Rate plus 1.6% calculated quarterly, not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada.

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON MARCH 13, JUNE 13, SEPTEMBER 13 AND DECEMBER 13 OF EACH YEAR COMMENCING ON DECEMBER 13, 2008*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: SEPTEMBER 12, 2008

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2008-4 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008 and the seventh supplemental indenture thereto dated September 12, 2008 (the “Indenture”) between the Company and CIBC Mellon Trust Company (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of the Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.
5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of times less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

EIGHTH SUPPLEMENTAL INDENTURE

This Eighth Supplemental Indenture is made as of February 21, 2012 between

HONDA CANADA FINANCE INC., a corporation incorporated under the laws of Canada, (the “Issuer”) and BNY TRUST COMPANY OF CANADA a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007, the Fourth Supplemental Indenture made as of September 26, 2007, the Fifth Supplemental Indenture made as of November 30, 2007, the Sixth Supplemental Indenture made as of May 9, 2008 and the Seventh Supplemental Indenture made as of September 12, 2008 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Trustee is the successor firm of CIBC Mellon Trust Company, which was the original name of the trustee under the Trust Indenture. The Trustee has assumed the role of Trustee under the Trust Indenture.

C. The Issuer has authorized the issuance of one series of Debentures to be known as the “Series 2012-1 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1 Definitions

In this Eighth Supplemental Indenture the following terms will have the following meanings:

(1) Series 2012-1 Debentures means the Senior Unsecured Series 2012-1 Debentures to be created and issued hereunder.

(2) Series 2012-1 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2012-1 Debenture namely each of May 23, 2012, August 23, 2012, November 23, 2012, February 23, 2013, May 23, 2013, August 23, 2013, November 23, 2013, February 23, 2014, May 23, 2014, August 23, 2014, November 23, 2014, and the Series 2012-1 Maturity Date.

(3) Series 2012-1 Interest Period means in respect of a Series 2012-1 Interest Payment Date, the period commencing on and including the previous Series 2008-3 Interest Payment Date and ending on the day before such Series 2008-3 Interest Payment Date.

(4) Series 2012-1 Maturity Date means February 23, 2015.

1.2 Meanings in Trust Indenture

Unless otherwise defined in this Eighth Supplemental Indenture, all capitalized terms used in this Eighth Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3 Interpretation

This Eighth Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Eighth Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Eighth Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Eighth Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2012-1 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Eighth Supplemental Indenture are applicable only in respect of the Series 2012-1 Debentures.

1.4 Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1 Designation, Terms, Form and Issuance of the Series 2012-1 Debentures

(1) The Series 2012-1 Debentures shall:

(a)	be issued on or before February 21, 2012;

(b)	be designated “Senior Unsecured Series 2012-1 Debentures”;

(c)	bear interest from and including the date of issuance at a rate equal to the Floating Rate plus 0.95%, payable quarterly in arrears on each Series 2012-1 Interest Payment Date, the first such payment being due on May 23, 2012;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2012-1 Maturity Date;

(f)	provide for payment on the Series 2012-1 Maturity Date in full to each holder of a Series 2012-1 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Eighth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2012-1 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $300,000,000.

(2) For the purposes of the Series 2012-1 Debentures, the “Floating Rate Determination Date” shall be February 23, May 23, August 23 and November 23 of each year.

(3) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2012-1 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2012-1 Debenture during the following periods each year: (i) from and including February 6 to and including February 23; (ii) from and including May 6 to and including May 23; (iii) from and including August 6 to and including August 23, (iv) from and including November 6 to and including November 23.”

SECTION 3 – GENERAL

3.1 Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Eighth Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2 Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Eighth Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3 Acceptance

The Trustee hereby accepts the trust in this Eighth Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4 Counterparts and Formal Date

This Eighth Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of February 21, 2012.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Eighth Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Vice-President & Treasurer

By:	/s/ Ted Evans
	Name:	Ted Evans
	Title:	Vice President, Compliance Officer & Secretary

BNY TRUST COMPANY OF CANADA

By:	/s/ Pamela Lively
	Name:	Pamela Lively
	Title:	Authorized Signatory

Schedule 2.1(1)(g) – Form of Series 2012-1 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has a property interest in the securities represented by this certificate herein and it is a violation of its rights for another person to hold, transfer or deal with this certificate. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) February 21, 2012, and (ii) the date the issuer became a reporting issuer in any province or territory.

CUSIP# CA43812ZAV28

SERIES 2012-1	Serial No. 262

HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

FEBRUARY 21, 2012	**CAD$300,000,000**	FEBRUARY 23, 2015

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO, ONTARIO M5H 2C9

on the Maturity Date the sum of	CAD$ THREE HUNDRED MILLION	DOLLARS

plus interest thereon on each Interest Payment Date at a fixed rate of interest equal to the Three Month BA Rate plus 0.95% calculated quarterly, not in advance, on the outstanding balance of the Debenture on the basis of the actual number of days elapsed and a year of 365 days payable in lawful money of Canada

Interest Payment Dates: PAYABLE QUARTERLY IN ARREARS ON FEBRUARY 23, MAY 23, AUGUST 23 AND NOVEMBER 23 OF EACH YEAR COMMENCING ON MAY 23, 2012*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: FEBRUARY 21, 2012

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2012-1 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008 and the seventh supplemental indenture thereto dated September 12, 2008 and the eighth supplemental indenture thereto dated February 21, 2012 (the “Indenture”) between the Company and BNY Trust Company of Canada (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.
4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of times less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.

NINTH SUPPLEMENTAL INDENTURE

This Ninth Supplemental Indenture is made as of December 11, 2012 between

HONDA CANADA FINANCE INC.,
a corporation incorporated under the laws of Canada, (the “Issuer”)

and

BNY TRUST COMPANY OF CANADA
a trust company existing under the laws of Canada, (the “Trustee”)

RECITALS

A. Pursuant to the Trust Indenture made as of September 26, 2005 between the Issuer and the Trustee as supplemented by the First Supplemental Indenture made as of August 25, 2006, the Second Supplemental Indenture made as of December 14, 2006, the Third Supplemental Indenture made as of May 25, 2007, the Fourth Supplemental Indenture made as of September 26, 2007, the Fifth Supplemental Indenture made as of November 30, 2007, the Sixth Supplemental Indenture made as of May 9, 2008, the Seventh Supplemental Indenture made as of September 12, 2008 and the Eighth Supplemental Indenture made as of February 21, 2012 (as further amended, supplemented, modified, restated and replaced from time to time, the “Trust Indenture”), provision was made for the issuance of Additional Debentures from time to time pursuant to a supplemental indenture.

B. The Trustee is the successor firm of CIBC Mellon Trust Company, which was the original name of the trustee under the Trust Indenture. The Trustee has assumed the role of Trustee under the Trust Indenture.

C. The Issuer has authorized the issuance of one series of Debentures to be known as the “Series 2012-2 Debentures”.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1 – INTERPRETATION

1.1	Definitions

In this Ninth Supplemental Indenture the following terms will have the following meanings:

(1) Series 2012-2 Debentures means the Senior Unsecured Series 2012-2 Debentures to be created and issued hereunder.

(2) Series 2012-2 Interest Payment Date means a date upon which payment of interest is due in respect of a Series 2012-2 Debenture namely each of June 11, 2013, December 11, 2013, June 11, 2014, December 11, 2014, June 11, 2015, December 11, 2015, June 11, 2016, December 11, 2016, June 11, 2017, and the Series 2012-2 Maturity Date.

(3) Series 2012-2 Interest Period means in respect of a Series 2012-2 Payment Date, the period commencing on and including the previous Series 2012-2 Interest Payment Date and ending on the day before such Series 2012-2 Interest Payment Date.

(4) Series 2012-2 Maturity Date means December 11, 2017.

1.2	Meanings in Trust Indenture

Unless otherwise defined in this Ninth Supplemental Indenture, all capitalized terms used in this Ninth Supplemental Indenture shall have the meanings attributed thereto in the Trust Indenture.

1.3	Interpretation

This Ninth Supplemental Indenture is supplemental to the Trust Indenture and the Trust Indenture shall be read in conjunction with this Ninth Supplemental Indenture and all of the provisions of the Trust Indenture shall apply to and shall have effect in connection with this Ninth Supplemental Indenture in the same manner as if all of the provisions of the Trust Indenture and of this Ninth Supplemental Indenture were contained in one instrument. If any terms of the Trust Indenture are inconsistent with the express terms hereof, the terms of the Trust Indenture shall be, solely in respect of the Series 2012-2 Debentures, amended and supplemented so as to be consistent herewith. The provisions of this Ninth Supplemental Indenture are applicable only in respect of the Series 2012-2 Debentures.

1.4	Currency

Unless stated otherwise, all amounts herein are stated in Canadian Dollars.

SECTION 2 – DEBENTURES

2.1	Designation, Terms, Form and Issuance of the Series 2012-2 Debentures

(1)	The Series 2012-2 Debentures shall:

(a)	be issued on or before December 11, 2012;

(b)	be designated “Senior Unsecured Series 2012-2 Debentures”;

(c)	bear interest from and including the date of issuance at a fixed rate equal to 2.275% per annum, payable in equal installments semi-annually on each Series 2012-2 Interest Payment Date, the first such payment being due on June 11, 2013;

(d)	be issuable as fully registered Debentures in multiples of $1,000;

(e)	mature on the Series 2012-2 Maturity Date;

(f)	provide for payment on the Series 2012-2 Maturity Date in full to each holder of a Series 2012-2 Debenture of the principal amount then outstanding thereunder together with all accrued and unpaid interest thereon and any other amounts payable hereunder with respect thereto;

(g)	be substantially in the form set out in Schedule 2.1(1)(g) hereto with such appropriate insertions, deletions, substitutions and variations as may be required or permitted by this Ninth Supplemental Indenture and the Trust Indenture or as may be required to comply with any law or the rules of any securities exchange as may be determined by the Responsible Officers executing any such Series 2012-2 Debenture;

(h)	bear such distinguishing letters and numbers as the Issuing and Paying Agent may approve; and

(i)	be limited in principal amount to $400,000,000.

(2) Section 4.5 of the Trust Indenture shall not apply in respect of the Series 2012-2 Debentures but shall be replaced by the following: “Neither the Corporation nor the Issuing and Paying Agent shall be required to make transfers or exchanges of any Series 2012-2 Debenture during the following periods each year: (i) from and including May 26 to and including June 11; and (ii) from and including November 26 to and including December 11.”

SECTION 3 – GENERAL

3.1	Confirmation of Trust Indenture

The Trust Indenture as supplemented and amended by this Ninth Supplemental Indenture, shall and does continue in full force and effect, otherwise unamended, and the Trust Indenture, as so supplemented and amended together with all the grants created thereby, is hereby ratified and confirmed.

3.2	Interest Act

For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Ninth Supplemental Indenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such other period of time, as the case may be.

3.3	Acceptance

The Trustee hereby accepts the trust in this Ninth Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

3.4	Counterparts and Formal Date

This Ninth Supplemental Indenture may be executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to bear date as of December 11, 2012.

[SIGNATURE PAGE FOLLOWS]

The parties have executed this Ninth Supplemental Indenture.

HONDA CANADA FINANCE INC.

By:	/s/ Harald Ladewig
	Name:	Harald Ladewig
	Title:	Vice-President & Treasurer

By:	/s/ Jean-Marc Leclerc
	Name:	Jean-Marc Leclerc
	Title:	Vice-President, Compliance/Risk
Officer & Secretary

BNY TRUST COMPANY OF CANADA

By:	/s/ Steven Bronde
	Name:	Steven Bronde
	Title:	Vice President

Schedule 2.1(1)(g) – Form of Series 2012-2 Debenture

2.1(1)(g) - 1

Unless this certificate is presented by an authorized representative of CDS Clearing and Depository Services Inc. (“CDS”) to Honda Canada Finance Inc. (the “Issuer”) or its agent for registration of transfer, exchange, or payment, and any certificate issued in respect thereof is registered in the name of CDS & CO., or in such other name as is requested by an authorized representative of CDS (and any payment is made to CDS & CO. or to such other entity as is requested by an authorized representative of CDS), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered holder hereof, CDS & CO., has a property interest in the securities represented by this certificate herein and it is a violation of its rights for another person to hold, transfer or deal with this certificate. Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) December 11, 2012, and (ii) the date the issuer became a reporting issuer in any province or territory.

SERIES 2012-2		ISIN# CA438121AA30 Serial No. 263

HONDA CANADA FINANCE INC. DEBENTURE

Issue Date	Principal Amount	Maturity Date

DECEMBER 11, 2012	**CAD$400,000,000**	DECEMBER 11, 2017

for value received hereby promises to pay to or to the order of

REGISTERED HOLDER	CDS & CO.

ADDRESS	85 RICHMOND STREET WEST

TORONTO. ONTARIO M5H 2C9

on the Maturity Date the sum of	CAD$ 400,000,000	DOLLARS

plus interest thereon on each Interest Payment Date at a rate of interest equal to 2.275% per annum calculated on an annual basis, not in advance, paid semi-annually and payable in lawful money of Canada

Interest Payment Dates: IN EQUAL INSTALMENTS SEMI-ANNUALLY ON JUNE 11 AND DECEMBER 11 OF EACH YEAR COMMENCING ON JUNE 11, 2013*

SPECIAL FEATURES

Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof. This Debenture shall become valid only when manually countersigned on behalf of Honda Canada Finance Inc. by an authorized signing officer of the registrar and paying agent.

IN WITNESS WHEREOF, Honda Canada Finance Inc. has caused this Debenture to be signed by its duly authorized signatories.

Dated: DECEMBER 11, 2012

Countersigned on behalf of

Canadian Imperial Bank of Commerce

By:		By:		By:
	Authorized Signing Officer		Authorized Signatory		Authorized Signatory

*	Non-resident withholding tax may be deducted where applicable.

FURTHER TERMS AND PROVISIONS

1.	At least five (5) Business Days prior to each payment date as interest on this Debenture and principal become due, the Company shall forward or cause to be forwarded by prepaid ordinary mail to the Registered Holder at the address appearing on the register of Debentureholders maintained by Canadian Imperial Bank of Commerce (the “Issuing, Transfer and Redemption Agent”), a cheque drawn on a chartered bank in Toronto for such interest or principal, as the case may be, payable to the registered Holder. The forwarding of such cheque shall satisfy and discharge the liability of the Company for such interest or principal to the extent of the sum represented thereby unless such cheque shall not be paid on presentation.

2.	This Debenture is one of a series of like debentures designated as Senior Unsecured Series 2012-1 Debentures of the Company (the “Debentures”) issued pursuant to the indenture made as of September 26, 2005, the first supplemental indenture thereto dated August 25, 2006, the second supplemental indenture thereto dated December 14, 2006, the third supplemental indenture thereto dated May 25, 2007, the fourth supplemental indenture thereto dated September 26, 2007, the fifth supplemental indenture thereto dated November 30, 2007, the sixth supplemental indenture thereto dated May 9, 2008, the seventh supplemental indenture thereto dated September 12, 2008, the eighth supplemental indenture thereto dated February 21, 2012 and the ninth supplemental indenture thereto dated December 11, 2012 (the “Indenture”) between the Company and BNY Trust Company of Canada (the “Trustee”). This Debenture and all other Debentures now or hereafter issued or certified under the Indenture shall rank pari passu with all other senior unsecured obligations of the Company.

3.	This Debenture is issued subject to the provisions of the Indenture which is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Registered Holder by acceptance of this Debenture assents. In the case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.
4.	The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

5.	This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture.

6.	This Debenture shall be transferable subject to resale restrictions imposed under applicable securities laws; provided however, that no transfer of this Debenture shall be valid or effective unless:

(1)	it is made on the Register by the holder thereof (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Issuing, Transfer and Redemption Agent and upon compliance with such reasonable requirements that the Issuing, Transfer and Redemption Agent or other registrar may prescribe; and

(2)	particulars thereof are endorsed on this Debenture by the Issuing, Transfer and Redemption Agent.

Registered Holders should consult their own legal advisors with respect to application of resale restrictions under securities laws to which they may be subject.

7.	The principal hereof may become due or be declared due before the Maturity Date of the Debentures, as more particularly provided in the Indenture.

8.	The Indenture contains provisions for the holding of meetings of, and the giving of notices to the Debentureholders and the rendering of Extraordinary Resolutions (as defined in the Indenture) passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders.

9.	For purposes of disclosure pursuant to the Interest Act (Canada), the annual rates of interest provided in this Debenture (and stated herein to be computed on the basis of a 365 day year or any other period of time less than a calendar year) are equivalent to the rates so determined multiplied by the actual number of days in the applicable calendar year and divided by 365 or such period of time, as the case may be.